UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21686
Oppenheimer Portfolio Series
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: January 31
Date of reporting period: 01/31/2010

Item 1. Reports to Stockholders.

*January 31, 2010*

# Conservative Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

**MANAGEMENT COMMENTARIES**

Market Recap

**ANNUAL REPORT**

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

January 31, 2010 Conservative Management Commentaries Investor Fund and A Series of Oppenheimer Portfolio Series Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements In the Barron’s/Lipper Best Mutual-Fund Families Survey, based on 2009 performance, OppenheimerFunds was ranked 7 out of 61 mutual fund families. Source: “Best Mutual-Fund Families,” Barron’s, February 1, 2010. See page 2 for specific information on the methodology used to determine the rankings in the Barron’s/Lipper Best Fund Families survey. Past performance does not guarantee future results. 1234

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2010, and are based on the total market value of investments.
10 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended January 31, 2010, Conservative Investor Fund’s Class A shares (without sales charge) returned 19.86%, outperforming the Barclays Capital U.S. Aggregate Bond Index, which returned 8.51%. Over the same timespan, the S&P 500 Index produced a return of 33.14%.
     The Fund’s largest holding at period end, Oppenheimer Core Bond Fund’s Class Y shares outperformed the Barclays Capital U.S. Aggregate Bond Index with a total return of 15.32%. The underlying fund underperformed the Barclays Capital U.S. Aggregate Bond Index in the first quarter of 2009, during a period of significant upheaval in the credit markets. During that time, the underlying fund’s performance was hampered by declines in its positions in commercial mortgage-backed securities (CMBS) and certain derivative instruments, such as credit default swaps and interest rate swaps. After a portfolio management change in April 2009, the underlying fund’s performance improved, leading to the eventual outperformance versus the benchmark for the 12-month period.
     Oppenheimer Core Bond Fund benefited from a number of factors during the reporting period, with the primary driver of positive performance being its exposure to mortgage-backed securities (MBS) and corporate bonds. Its overweight position to residential MBS, comprised mainly of agency MBS, aided performance as this sector performed well due in large part to government programs aimed at supporting the housing market. Agency mortgages are typically packaged and resold by government sponsored enterprises including Fannie Mae and Freddie Mac as MBS. Specifically, the Fed committed to purchasing agency MBS in an effort to keep mortgage rates low. Non-agency MBS, which are securitized by non-government institutions such as large banks, also performed well for the underlying fund, particularly in the second half of the period. The underlying fund was also overweight to CMBS, which overall performed well for the period, despite ongoing headline risk in this sector. In the fourth quarter, the underlying fund reduced its overweight to the CMBS sector and took profits.
     Over the course of the reporting period, Oppenheimer Core Bond Fund increased its allocation to corporate bonds, moving from a neutral position at the end of the second quarter of 2009 to an overweight position by the end of the third quarter of 2009. This benefited performance as investment grade corporate and BB-rated corporate bonds performed well in the second half of the period. Credit spreads, or the risk premium to comparable U.S. Treasuries, have narrowed dramatically since hitting their widest point back in December of 2008. At period end, approximately 32% of the Fund’s net assets were allocated to Oppenheimer Core Bond Fund’s Class Y shares.
11 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
     Oppenheimer Limited-Term Government Fund’s Class Y shares, the Fund’s second largest holding at period end, returned 9.70% during the reporting period. The underlying fund outperformed the Barclays Capital U.S. Aggregate Bond Index, as well as the Barclays Capital U.S. Government Bond Index, which returned 1.75% during the period. In the first quarter of 2009, particularly over January and February, with the credit markets still frozen and suffering from the aftershocks of the financial disarray that occurred in the second half of 2008, the underlying fund’s performance declined and underperformed the benchmark. From March 2009 through the end of the reporting period, the underlying fund benefited from its exposure to residential MBS, primarily agency MBS, as government programs initiated by the Federal Reserve and Treasury Department began to take hold. With investors more tolerant of risk, the flock to U.S. Treasuries came to an end. As a result, the underlying fund’s minimal exposure to U.S. Treasuries also benefited performance, as they were one of the few areas to experience negative returns from March through the end of the reporting period. In the third and fourth quarters of 2009, the underlying fund’s exposure to CMBS also generated positive returns. The Fund had approximately 21% of its net assets allocated to Oppenheimer Limited-Term Government Fund’s Class Y shares at period end.
     During the reporting period, Oppenheimer International Bond Fund’s Class Y shares, which accounted for approximately 8% of the Fund’s net assets at period end, returned 16.87%, outperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 9.17%, and the Barclays Capital U.S. Aggregate Bond Index. In an effort to manage risks in the recession, the underlying fund began 2009 with underweight exposure to high yield corporate bonds, which the underlying fund’s portfolio managers (the “portfolio managers”) regarded as vulnerable to economic weakness, and U.S. Treasury securities, which they believed were too richly valued in the wake of their 2008 gains. Instead, the portfolio managers established positions in investment-grade corporate bonds that, in their judgment, had been oversold during the bear market. This strategy sheltered the underlying fund from the full brunt of declines among U.S. government securities and helped the underlying fund participate in the rally of corporate bonds as investors rekindled their appetites for risk. The underlying fund’s overweight exposure to international bonds also contributed positively to its performance throughout the period. The underlying fund’s holdings in Brazil, Turkey, Mexico and other emerging markets fared well as the emerging markets led international fixed-income markets higher during the rally.
12 | CONSERVATIVE INVESTOR FUND

     Oppenheimer Champion Income Fund’s Class Y shares, which accounted for approximately 7% of the Fund’s net assets at period end, returned 20.57% during the reporting period, but underperformed the BofA Merrill Lynch High Yield Master Index, which returned 50.64%. The underlying fund’s underperformance versus the BofA Merrill Lynch High Yield Master Index was most pronounced in the first quarter of 2009, primarily due to its exposure to CMBS, swaps and other derivative instruments, and investment-grade credit comprised mainly of financial entities, as these investments underperformed in a difficult market environment. After a portfolio management change in April 2009, the underlying fund’s performance improved and was much more in line with the BofA Merrill Lynch High Yield Master Index. In terms of the relative underperformance for the year, in addition to the factors described above regarding CMBS, derivative instruments and investment grade credit underperforming in the first quarter, performance lagged due to a significant cash position held in the first half of 2009, as the new portfolio manager repositioned the underlying fund to once again become fully invested.
     Approximately 22% of the Fund’s net assets were allocated to the underlying equity funds at period end. Although Conservative Investor Fund underperformed the S&P 500 Index during the period, each of the underlying funds on the equity side, Class Y shares of Oppenheimer Main Street Fund, Oppenheimer Global Fund, Oppenheimer Capital Appreciation Fund and Oppenheimer Value Fund, outperformed the S&P 500 Index and their respective benchmarks during the period. Oppenheimer Main Street Fund’s Class Y shares returned 36.42% and outperformed the S&P 500 Index in seven out of ten sectors during the period, particularly within information technology, health care, materials and utilities. Oppenheimer Global Fund’s Class Y shares returned 48.22%, outperforming the MSCI World Index, which returned 36.58%, in seven out of ten sectors. Relative performance was strongest within the consumer discretionary, information technology, energy, utilities, and consumer staples sectors. Oppenheimer Capital Appreciation Fund’s Class Y shares returned 40.12%, outperforming the Russell 1000 Growth Index, which returned 37.85%. The underlying fund’s overweight to financials, and its underweight to consumer staples contributed to relative performance, as did stronger stock selection within the energy, information technology and telecommunication services sectors. Oppenheimer Value Fund’s Class Y shares returned 33.81%, outperforming the Russell 1000 Value Index, which returned 31.44%. The underlying fund outperformed in seven out of ten sectors, led by stronger relative stock selection within energy, industrials, materials and consumer discretionary.
13 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
     In terms of the Fund’s underlying specialty funds, Class Y shares of Oppenheimer Real Estate Fund and Oppenheimer Commodity Strategy Total Return Fund also produced positive results during the period. During the reporting period, Oppenheimer Real Estate Fund’s Class Y shares produced a total return of 47.91%, outperforming the FTSE NAREIT Equity REIT Index, which returned 46.71%. Oppenheimer Commodity Strategy Total Return Fund’s Class Y shares returned 12.46%, underperforming the S&P GSCI, which returned 14.79% during the reporting period. At period end, the Fund had approximately 11% of its net assets allocated to these underlying funds.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until January 31, 2010. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
14 | CONSERVATIVE INVESTOR FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
15 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | CONSERVATIVE INVESTOR FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
17 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
18 | CONSERVATIVE INVESTOR FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
19 | CONSERVATIVE INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
20 | CONSERVATIVE INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
21 | CONSERVATIVE INVESTOR FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2009	January 31, 2010	January 31, 2010

Actual
Class A	$1,000.00	$1,077.50	$2.57
Class B	1,000.00	1,073.50	7.39
Class C	1,000.00	1,075.00	7.03
Class N	1,000.00	1,077.30	4.62
Class Y	1,000.00	1,080.60	0.16

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.74	2.50
Class B	1,000.00	1,018.10	7.20
Class C	1,000.00	1,018.45	6.84
Class N	1,000.00	1,020.77	4.49
Class Y	1,000.00	1,025.05	0.15
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended January 31, 2010 are as follows:

Class	Expense Ratios

Class A	0.49%
Class B	1.41
Class C	1.34
Class N	0.88
Class Y	0.03
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2010

	Shares	Value

Investment Companies—100.2%[1]
Fixed Income Funds—67.2%
Oppenheimer Champion Income Fund, Cl. Y	13,191,935	$24,141,240
Oppenheimer Core Bond Fund, Cl. Y	17,165,564	106,598,150
Oppenheimer International Bond Fund, Cl. Y	4,126,247	26,160,403
Oppenheimer Limited-Term Government Fund, Cl. Y	7,462,861	69,106,089

		226,005,882

Global Equity Fund—5.5%
Oppenheimer Global Fund, Cl. Y	361,108	18,597,063
Money Market Fund—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[3]	368,365	368,365
Specialty Funds—11.0%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	5,164,765	16,320,657
Oppenheimer Real Estate Fund, Cl. Y	1,466,960	20,772,152

		37,092,809

U.S. Equity Funds—16.4%
Oppenheimer Capital Appreciation Fund, Cl. Y2	467,034	18,303,081
Oppenheimer Main Street Fund, Cl. Y	679,045	18,626,217
Oppenheimer Value Fund, Cl. Y	970,883	18,242,898

		55,172,196

Total Investments, at Value (Cost $412,243,498)	100.2%	337,236,315
Liabilities in Excess of Other Assets	(0.2)	(645,135)

Net Assets	100.0%	$336,591,180

F1 | CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	January 31, 2009	Additions	Reductions	January 31, 2010

Oppenheimer Capital Appreciation Fund, Cl. Y	525,551	53,925	112,442	467,034
Oppenheimer Champion Income Fund, Cl. Y	7,100,439	8,697,363	2,605,867	13,191,935
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,124,062	2,792,692	751,989	5,164,765
Oppenheimer Core Bond Fund, Cl. Y	16,515,487	3,058,193	2,408,116	17,165,564
Oppenheimer Global Fund, Cl. Y	429,928	44,836	113,656	361,108
Oppenheimer Institutional Money Market Fund, Cl. E	—	61,199,316	60,830,951	368,365
Oppenheimer International Bond Fund, Cl. Y	3,991,455	592,604	457,812	4,126,247
Oppenheimer Limited-Term Government Fund, Cl. Y	8,315,752	1,141,263	1,994,154	7,462,861
Oppenheimer Main Street Fund, Cl. Y	779,922	86,194	187,071	679,045
Oppenheimer Real Estate Fund, Cl. Y	1,285,658	398,248	216,946	1,466,960
Oppenheimer Value Fund, Cl. Y	1,085,665	125,376	240,158	970,883

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$18,303,081	$—	$1,937,470
Oppenheimer Champion Income Fund, Cl. Y	24,141,240	40,925	18,178,470
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	16,320,657	—	3,541,728
Oppenheimer Core Bond Fund, Cl. Y	106,598,150	2,680,730	9,805,076
Oppenheimer Global Fund, Cl. Y	18,597,063	158,671	3,491,057
Oppenheimer Institutional Money Market Fund, Cl. E	368,365	2,549	—
Oppenheimer International Bond Fund, Cl. Y	26,160,403	1,032,655	224,944
Oppenheimer Limited-Term Government Fund, Cl. Y	69,106,089	767,007	1,682,715
Oppenheimer Main Street Fund, Cl. Y	18,626,217	263,028	3,145,093
Oppenheimer Real Estate Fund, Cl. Y	20,772,152	317,066	2,710,739
Oppenheimer Value Fund, Cl. Y	18,242,898	313,223	2,502,239

	$337,236,315	$5,575,854	$47,219,531

2.	Non-income producing security.

3.	Rate shown is the 7-day yield as of January 31, 2010.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
F2 | CONSERVATIVE INVESTOR FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$337,236,315	$—	$—	$337,236,315

Total Assets	$337,236,315	$—	$—	$337,236,315

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2010

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $412,243,498)	$337,236,315
Cash	269,216
Receivables and other assets:
Dividends	1,074,393
Shares of beneficial interest sold	362,133
Other	14,720

Total assets	338,956,777

Liabilities
Payables and other liabilities:
Investments purchased	1,199,872
Shares of beneficial interest redeemed	929,109
Distribution and service plan fees	70,443
Transfer and shareholder servicing agent fees	64,176
Shareholder communications	43,853
Trustees’ compensation	25,751
Other	32,393

Total liabilities	2,365,597

Net Assets	$336,591,180

Composition of Net Assets
Par value of shares of beneficial interest	$45,693
Additional paid-in capital	481,655,155
Accumulated net investment income	731,210
Accumulated net realized loss on investments	(70,833,695)
Net unrealized depreciation on investments	(75,007,183)

Net Assets	$336,591,180

F4 | CONSERVATIVE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $164,988,465 and 22,315,254 shares of beneficial interest outstanding)	$7.39
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.84
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,860,199 and 3,927,977 shares of beneficial interest outstanding)	$7.35
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $86,889,844 and 11,860,125 shares of beneficial interest outstanding)	$7.33
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,890,188 and 7,459,732 shares of beneficial interest outstanding)	$7.36
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $962,484 and 129,825 shares of beneficial interest outstanding)	$7.41
See accompanying Notes to Financial Statements.
F5 | CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2010

Investment Income
Dividend from affiliated companies	$5,575,854
Interest	659
Other income	4,138

Total investment income	5,580,651

Expenses
Distribution and service plan fees:
Class A	361,936
Class B	263,179
Class C	776,058
Class N	250,515
Transfer and shareholder servicing agent fees:
Class A	298,387
Class B	98,184
Class C	228,060
Class N	215,704
Class Y	1,144
Shareholder communications:
Class A	40,346
Class B	15,726
Class C	25,595
Class N	5,034
Class Y	78
Trustees’ compensation	11,524
Custodian fees and expenses	3,432
Other	47,212

Total expenses	2,642,114
Less waivers and reimbursements of expenses	(55,138)

Net expenses	2,586,976

Net Investment Income	2,993,675

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(47,219,531)
Distributions received from affiliated companies	187,640

Net realized loss	(47,031,891)
Net change in unrealized depreciation on investments	96,404,998

Net Increase in Net Assets Resulting from Operations	$52,366,782

See accompanying Notes to Financial Statements.
F6 | CONSERVATIVE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2010	2009

Operations
Net investment income	$2,993,675	$4,327,969
Net realized loss	(47,031,891)	(21,971,596)
Net change in unrealized depreciation	96,404,998	(164,483,933)

Net increase (decrease) in net assets resulting from operations	52,366,782	(182,127,560)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,706,377)	(2,754,079)
Class B	(53,748)	(244,414)
Class C	(268,094)	(698,606)
Class N	(390,721)	(706,122)
Class Y	(11,393)	(14,207)

	(2,430,333)	(4,417,428)
Distributions from net realized gain:
Class A	—	(2,277,772)
Class B	—	(441,170)
Class C	—	(1,238,888)
Class N	—	(743,045)
Class Y	—	(9,471)

	—	(4,710,346)
Tax return of capital distribution from net realized gain:
Class A	—	(4,172,378)
Class B	—	(808,126)
Class C	—	(2,269,370)
Class N	—	(1,361,095)
Class Y	—	(17,350)

	—	(8,628,319)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,895,362	38,886,166
Class B	(1,314,106)	9,106,129
Class C	766,304	25,989,809
Class N	(572,470)	18,517,944
Class Y	401,139	348,112

	1,176,229	92,848,160

Net Assets
Total increase (decrease)	51,112,678	(107,035,493)
Beginning of period	285,478,502	392,513,995

End of period (including accumulated net investment income (loss) of $731,210 and $(19,953), respectively)	$336,591,180	$285,478,502

See accompanying Notes to Financial Statements.
F7 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.23	$10.75	$10.93	$10.53	$10.00

Income (loss) from investment operations:
Net investment income[2]	.10	.13	.55	.46	.38
Net realized and unrealized gain (loss)	1.14	(4.21)	(.24)	.29	.33

Total from investment operations	1.24	(4.08)	.31	.75	.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.13)	(.43)	(.33)	(.18)
Distributions from net realized gain	—	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	—	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.08)	(.44)	(.49)	(.35)	(.18)

Net asset value, end of period	$7.39	$6.23	$10.75	$10.93	$10.53

Total Return, at Net Asset Value[3]	19.86%	(38.15)%	2.81%	7.11%	7.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,988	$138,965	$199,125	$110,378	$46,318

Average net assets (in thousands)	$146,527	$196,986	$154,289	$76,542	$21,844

Ratios to average net assets:[4]
Net investment income	1.50%	1.42%	4.93%	4.24%	4.50%
Total expenses[5]	0.50%	0.40%	0.35%	0.38%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.40%	0.35%	0.38%	0.51%

Portfolio turnover rate	21%	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.10%
Year Ended January 31, 2009	0.95%
Year Ended January 31, 2008	0.91%
Year Ended January 31, 2007	0.98%
Period Ended January 31, 2006	1.19%
See accompanying Notes to Financial Statements.
F8 | CONSERVATIVE INVESTOR FUND

Class B Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.20	$10.67	$10.87	$10.49	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05	.06	.44	.36	.32
Net realized and unrealized gain (loss)	1.11	(4.16)	(.22)	.30	.32

Total from investment operations	1.16	(4.10)	.22	.66	.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.06)	(.36)	(.26)	(.15)
Distributions from net realized gain	—	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	—	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(.37)	(.42)	(.28)	(.15)

Net asset value, end of period	$7.35	$6.20	$10.67	$10.87	$10.49

Total Return, at Net Asset Value[3]	18.77%	(38.61)%	1.93%	6.28%	6.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,860	$25,821	$35,068	$21,991	$9,163

Average net assets (in thousands)	$26,346	$35,491	$27,664	$15,882	$4,018

Ratios to average net assets:[4]
Net investment income	0.72%	0.62%	4.01%	3.36%	3.74%
Total expenses[5]	1.45%	1.25%	1.18%	1.23%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.25%	1.18%	1.23%	1.34%

Portfolio turnover rate	21%	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.80%
Year Ended January 31, 2008	1.74%
Year Ended January 31, 2007	1.83%
Period Ended January 31, 2006	2.05%
See accompanying Notes to Financial Statements.
F9 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.18	$10.64	$10.85	$10.48	$10.00

Income (loss) from investment operations:
Net investment income[2]	.03	.06	.46	.37	.32
Net realized and unrealized gain (loss)	1.14	(4.15)	(.24)	.29	.31

Total from investment operations	1.17	(4.09)	.22	.66	.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.06)	(.37)	(.27)	(.15)
Distributions from net realized gain	—	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	—	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.02)	(.37)	(.43)	(.29)	(.15)

Net asset value, end of period	$7.33	$6.18	$10.64	$10.85	$10.48

Total Return, at Net Asset Value[3]	18.98%	(38.62)%	1.94%	6.28%	6.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,890	$73,346	$98,955	$50,876	$19,145

Average net assets (in thousands)	$77,652	$100,987	$74,109	$35,277	$7,647

Ratios to average net assets:[4]
Net investment income	0.50%	0.65%	4.15%	3.46%	3.78%
Total expenses[5]	1.35%	1.21%	1.15%	1.19%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.21%	1.15%	1.19%	1.33%

Portfolio turnover rate	21%	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.95%
Year Ended January 31, 2009	1.76%
Year Ended January 31, 2008	1.71%
Year Ended January 31, 2007	1.79%
Period Ended January 31, 2006	2.02%
See accompanying Notes to Financial Statements.
F10 | CONSERVATIVE INVESTOR FUND

Class N Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.20	$10.70	$10.90	$10.51	$10.00

Income (loss) from investment operations:
Net investment income[2]	.03	.10	.53	.44	.41
Net realized and unrealized gain (loss)	1.18	(4.19)	(.26)	.28	.28

Total from investment operations	1.21	(4.09)	.27	.72	.69

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.10)	(.41)	(.31)	(.18)
Distributions from net realized gain	—	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	—	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.05)	(.41)	(.47)	(.33)	(.18)

Net asset value, end of period	$7.36	$6.20	$10.70	$10.90	$10.51

Total Return, at Net Asset Value[3]	19.55%	(38.40)%	2.43%	6.84%	6.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,890	$46,872	$58,762	$21,277	$7,569

Average net assets (in thousands)	$50,202	$59,625	$37,891	$13,671	$2,231

Ratios to average net assets:[4]
Net investment income	0.45%	1.09%	4.74%	4.08%	4.82%
Total expenses[5]	0.96%	0.76%	0.66%	0.66%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.76%	0.66%	0.66%	0.71%

Portfolio turnover rate	21%	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.56%
Year Ended January 31, 2009	1.31%
Year Ended January 31, 2008	1.22%
Year Ended January 31, 2007	1.26%
Period Ended January 31, 2006	1.38%
See accompanying Notes to Financial Statements.
F11 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.25	$10.79	$10.96	$10.54	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.05)	.18	.64	.49	.38
Net realized and unrealized gain (loss)	1.31	(4.25)	(.29)	.30	.35

Total from investment operations	1.26	(4.07)	.35	.79	.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.16)	(.46)	(.35)	(.19)
Distributions from net realized gain	—	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	—	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.10)	(.47)	(.52)	(.37)	(.19)

Net asset value, end of period	$7.41	$6.25	$10.79	$10.96	$10.54

Total Return, at Net Asset Value[3]	20.17%	(37.92)%	3.15%	7.50%	7.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$963	$475	$604	$135	$96

Average net assets (in thousands)	$609	$732	$385	$127	$71

Ratios to average net assets:[4]
Net investment income (loss)	(0.74)%	1.95%	5.70%	4.57%	4.42%
Total expenses[5]	0.22%	0.09%	0.01%	0.06%	0.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.14%	0.09%	0.01%	0.06%	0.25%

Portfolio turnover rate	21%	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	0.82%
Year Ended January 31, 2009	0.64%
Year Ended January 31, 2008	0.57%
Year Ended January 31, 2007	0.66%
Period Ended January 31, 2006	0.96%
See accompanying Notes to Financial Statements.
F12 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek current income with a secondary objective of long-term growth of capital. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
F13 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F14 | CONSERVATIVE INVESTOR FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$756,283	$—	$14,932,496	$130,908,384

1.	As of January 31, 2010, the Fund had $14,489,934 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of January 31, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$14,489,934

2.	As of January 31, 2010, the Fund had $442,562 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended January 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended January 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$181	$187,821	$187,640
F15 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended January 31, 2010 and January 31, 2009 was as follows:

	Year Ended	Year Ended
	January 31, 2010	January 31, 2009

Distributions paid from:
Ordinary income	$2,430,152	$5,728,408
Long-term capital gain	—	3,399,366
Return of capital	—	8,628,319

Total	$2,430,152	$17,756,093

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$468,144,699

Gross unrealized appreciation	$1,287,185
Gross unrealized depreciation	(132,195,569)

Net unrealized depreciation	$(130,908,384)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,614
Payments Made to Retired Trustees	1,907
Accumulated Liability as of January 31, 2010	15,689
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund
F16 | CONSERVATIVE INVESTOR FUND

asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and
F17 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	8,550,982	$58,122,878	12,590,884	$119,681,600
Dividends and/or distributions reinvested	213,721	1,594,373	1,303,061	8,482,504
Redeemed	(8,748,325)	(57,821,889)	(10,125,570)	(89,277,938)

Net increase	16,378	$1,895,362	3,768,375	$38,886,166

Class B
Sold	1,529,708	$10,290,774	2,747,189	$26,289,184
Dividends and/or distributions reinvested	7,038	52,144	221,213	1,433,481
Redeemed	(1,776,292)	(11,657,024)	(2,088,171)	(18,616,536)

Net increase (decrease)	(239,546)	$(1,314,106)	880,231	$9,106,129

Class C
Sold	5,326,969	$35,510,868	7,218,010	$67,716,137
Dividends and/or distributions reinvested	33,654	249,159	596,938	3,862,192
Redeemed	(5,363,793)	(34,993,723)	(5,248,052)	(45,588,520)

Net increase (decrease)	(3,170)	$766,304	2,566,896	$25,989,809

Class N
Sold	3,310,518	$22,171,491	4,812,495	$44,369,400
Dividends and/or distributions reinvested	45,133	334,888	362,092	2,349,771
Redeemed	(3,450,117)	(23,078,849)	(3,113,316)	(28,201,227)

Net increase (decrease)	(94,466)	$(572,470)	2,061,271	$18,517,944

Class Y
Sold	103,489	$729,170	96,393	$986,533
Dividends and/or distributions reinvested	1,524	11,383	6,276	40,981
Redeemed	(51,203)	(339,414)	(82,617)	(679,402)

Net increase	53,810	$401,139	20,052	$348,112

F18 | CONSERVATIVE INVESTOR FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$69,550,118	$61,933,423
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended January 31, 2010 was 0.54%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2010, the Fund paid $779,253 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily
F19 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$420,308
Class C	1,067,594
Class N	955,340
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2010	$217,304	$546	$82,865	$23,230	$5,329
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of daily net assets will not exceed the following annual rates: 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended January 31, 2010, the Manager waived fees and/or reimbursed the Fund $7,706 and $5 for Class B and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
F20 | CONSERVATIVE INVESTOR FUND

During the year ended January 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$6,823
Class N	40,141
Class Y	463
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F21 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
F22 | CONSERVATIVE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Conservative Investor Fund (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conservative Investor Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2010
F23 | CONSERVATIVE INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 22.31% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $763,175 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2010, the maximum amount allowable but not less than $364 or 0.01% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | CONSERVATIVE INVESTOR FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston and Jerry Webman, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation conservative funds (including both fund of funds advised by the Manager and fund of funds advised by other investment advisers). The Board noted that the Fund’s one-year and three-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation conservative fund of funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses (direct and indirect) are lower than its
25 | CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
peer group median. The Board also noted that the Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.50% for Class N, and 1.00% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June and September 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
26 | CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 70	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex.
28 | CONSERVATIVE INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex.
29 | CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Webman, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President and Portfolio Manager (since 2009) Age: 51	Vice President of the Manager (since September 1997); a member of the Funds’ portfolio management team and a member of the Manager’s Asset Allocation Committee (since February 2009); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 60	Chief Economist (since 2006), Senior Vice President (since February 1996), Senior Investment Officer (since 1999) of the Manager and Director of the Manager’s Fixed Income Investments (1999-December 2008). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007- February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Director/Trustee and is an officer of 94 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.
30 | CONSERVATIVE INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Trustees and is available without charge upon request, by calling 1.800.525.7048.
31 | CONSERVATIVE INVESTOR FUND

January 31, 2010

# Moderate Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

## MANAGEMENT COMMENTARIES

Market Recap

## ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2010, and are based on the total market value of investments.
9 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended January 31, 2010, Moderate Investor Fund’s Class A shares (without sales charge) returned 26.28%, versus the Barclays Capital U.S. Aggregate Bond Index, which returned 8.51% and the S&P 500 Index, which returned 33.14%.
     The Fund’s largest holding at period end, Oppenheimer Core Bond Fund’s Class Y shares outperformed the Barclays Capital U.S. Aggregate Bond Index with a total return of 15.32%. The underlying fund underperformed the Barclays Capital U.S. Aggregate Bond Index in the first quarter of 2009, during a period of significant upheaval in the credit markets. During that time, the underlying fund’s performance was hampered by declines in its positions in commercial mortgage-backed securities (CMBS) and certain derivative instruments, such as credit default swaps and interest rate swaps. After a portfolio management change in April 2009, the underlying fund’s performance improved, leading to the eventual outperformance versus the benchmark for the 12-month period.
     Oppenheimer Core Bond Fund benefited from a number of factors during the reporting period, with the primary driver of positive performance being its exposure to mortgage-backed securities (MBS) and corporate bonds. Its overweight position to residential MBS, comprised mainly of agency MBS, aided performance as this sector performed well due in large part to government programs aimed at supporting the housing market. Agency mortgages are typically packaged and resold by government sponsored enterprises including Fannie Mae and Freddie Mac as MBS. Specifically, the Fed committed to purchasing agency MBS in an effort to keep mortgage rates low. Non-agency MBS, which are securitized by non-government institutions such as large banks, also performed well for the underlying fund, particularly in the second half of the period. The underlying fund was also overweight to CMBS, which overall performed well for the period, despite ongoing headline risk in this sector. In the fourth quarter, the underlying fund reduced its overweight to the CMBS sector and took profits.
     Over the course of the reporting period, Oppenheimer Core Bond Fund increased its allocation to corporate bonds, moving from a neutral position at the end of the second quarter of 2009 to an overweight position by the end of the third quarter of 2009. This benefited performance as investment grade corporate and BB-rated corporate bonds performed well in the second half of the period. Credit spreads, or the risk premium to comparable U.S. Treasuries, have narrowed dramatically since hitting their widest point
10 | MODERATE INVESTOR FUND

back in December of 2008. At period end, approximately 21% of the Fund’s net assets were allocated to Oppenheimer Core Bond Fund’s Class Y shares.
     Oppenheimer Limited-Term Government Fund’s Class Y shares, the Fund’s second largest holding at period end, returned 9.70% during the reporting period. The underlying fund outperformed the Barclays Capital U.S. Aggregate Bond Index, as well as the Barclays Capital U.S. Government Bond Index, which returned 1.75% during the period. In the first quarter of 2009, particularly over January and February, with the credit markets still frozen and suffering from the aftershocks of the financial disarray that occurred in the second half of 2008, the underlying fund’s performance declined and underperformed the benchmark. From March 2009 through the end of the reporting period, the underlying fund benefited from its exposure to residential MBS, primarily agency MBS, as government programs initiated by the Federal Reserve and Treasury Department began to take hold. With investors more tolerant of risk, the flock to U.S. Treasuries came to an end. As a result, the underlying fund’s minimal exposure to U.S. Treasuries also benefited performance, as they were one of the few areas to experience negative returns from March through the end of the reporting period. In the third and fourth quarters of 2009, the underlying fund’s exposure to CMBS also generated positive returns. The Fund had approximately 13% of its net assets allocated to Oppenheimer Limited-Term Government Fund’s Class Y shares at period end.
     In terms of the Fund’s other fixed-income underlying fund holdings, Oppenheimer International Bond Fund’s Class Y shares, which accounted for approximately 7% of the Fund’s net assets at period end, returned 16.87% during the reporting period, outperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 9.17%, and the Barclays Capital U.S. Aggregate Bond Index. The underlying fund’s overweight exposure to international bonds contributed positively to its performance throughout the period as the underlying fund’s holdings in Brazil, Turkey, Mexico and other emerging markets fared well as the emerging markets led international fixed-income markets higher during the 2009 rally. The underlying fund also benefited from positions in investment-grade corporate bonds that had been oversold during the bear market, which helped the underlying fund participate in the rally of corporate bonds as investors rekindled their appetites for risk.
     Oppenheimer Champion Income Fund’s Class Y shares, which accounted for approximately 5% of the Fund’s net assets at period end, returned 20.57% during the reporting period, but underperformed the BofA Merrill Lynch High Yield Master Index, which returned 50.64%. The underlying fund’s underperformance versus the BofA Merrill Lynch High Yield Master Index was most pronounced in the first quarter of 2009, primarily due to
11 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
its exposure to CMBS, swaps and other derivative instruments, and investment-grade credit comprised mainly of financial entities, as these investments underperformed in a difficult market environment. After a portfolio management change in April 2009, the underlying fund’s performance improved and was much more in line with the BofA Merrill Lynch High Yield Master Index. In terms of the relative underperformance for the year, in addition to the factors described above regarding CMBS, derivative instruments and investment grade credit underperforming in the first quarter, performance lagged due to a significant cash position held in the first half of 2009, as the new portfolio manager repositioned the underlying fund to once again become fully invested.
     Approximately 45% of the Fund’s net assets were allocated to the underlying equity funds at period end. Although Moderate Investor Fund underperformed the S&P 500 Index during the period, each of the underlying funds on the equity side, Class Y shares of Oppenheimer Main Street Fund, Oppenheimer Global Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Value Fund and Oppenheimer Main Street Opportunity Fund, outperformed the S&P 500 Index and their respective benchmarks during the period.
     The Fund’s third largest holding at period end, Oppenheimer Main Street Fund’s Class Y shares, returned 36.42% and outperformed the S&P 500 Index in seven out of ten sectors during the period. The underlying fund fared particularly well within the information technology, health care, materials and utilities sectors. An overweight position and better relative stock selection within the information technology sector, one of the better performing sectors of the S&P 500 Index, and underweight positions to the weaker performing health care and utilities sectors, contributed to results. Better relative stock selection and an overweight to materials benefited relative performance. The underlying fund underperformed primarily within financials and industrials, and experienced slight underperformance within energy. Within financials, the underlying fund underperformed as a result of its underweight position and weaker relative stock selection. The underlying fund’s underperformance within industrials was largely a result of weaker relative stock selection.
     The Fund’s fourth largest holding, Oppenheimer Global Fund’s Class Y shares returned 48.22%, outperforming the MSCI World Index, which returned 36.58%, in seven out of ten sectors. Relative performance was strongest within the consumer discretionary, information technology, energy, utilities, and consumer staples sectors. Better relative stock selection within consumer discretionary, information technology, energy and consumer staples benefited the underlying fund’s performance. The underlying fund’s overweight positions to consumer discretionary and information technology, two of the better performing sectors within the MSCI World Index, and underweight positions to energy and utilities, two of the
12 | MODERATE INVESTOR FUND

weaker performing sectors of the Index, also contributed to results. The underlying fund underperformed the MSCI World Index within materials and financials, the two best performing sectors of the Index, as a result of its underweight positions, and underperformed in telecommunication services, due to weaker relative stock selection.
     The Fund’s next largest holding, Oppenheimer Capital Appreciation Fund’s Class Y shares returned 40.12%, outperforming the Russell 1000 Growth Index, which returned 37.85%. The underlying fund’s overweight to financials, and its underweight to consumer staples contributed to relative performance, as did stronger stock selection within the energy, information technology and telecommunication services sectors. The underlying fund underperformed within the materials and industrials sectors as a result of weaker relative stock selection, and within consumer discretionary due to its underweight position. An overweight position to health care also detracted from relative performance during the period.
     Oppenheimer Value Fund’s Class Y shares returned 33.81%, outperforming the Russell 1000 Value Index, which returned 31.44%. The underlying fund outperformed in seven out of ten sectors, led by stronger relative stock selection within energy, industrials, materials and consumer discretionary. The underlying fund underperformed primarily in financials and consumer staples.
     The Fund had a smaller allocation to Oppenheimer Main Street Opportunity Fund’s Class Y shares, which returned 40.73% during the period, outperforming the Russell 3000 Index, which returned 35.05%. The underlying fund outperformed the Russell 3000 Index in eight out of ten sectors, led by information technology, consumer discretionary, materials and health care. The underlying fund underperformed within financials and industrials.
     In terms of the Fund’s underlying specialty funds, Class Y shares of Oppenheimer Real Estate Fund and Oppenheimer Commodity Strategy Total Return Fund also produced positive results during the period. During the reporting period, Oppenheimer Real Estate Fund’s Class Y shares produced a total return of 47.91%, outperforming the FTSE NAREIT Equity REIT Index, which returned 46.71%. Oppenheimer Commodity Strategy Total Return Fund’s Class Y shares returned 12.46%, underperforming the S&P GSCI, which returned 14.79% during the reporting period. At period end, the Fund had approximately 10% of its net assets allocated to these underlying funds.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until January 31, 2010. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and
13 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
14 | MODERATE INVESTOR FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
15 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | MODERATE INVESTOR FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
17 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
18 | MODERATE INVESTOR FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
19 | MODERATE INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
20 | MODERATE INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
21 | MODERATE INVESTOR FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2009	January 31, 2010	January 31, 2010

Actual
Class A	$1,000.00	$1,082.40	$2.57
Class B	1,000.00	1,076.30	7.40
Class C	1,000.00	1,077.90	6.78
Class N	1,000.00	1,080.30	3.99
Class Y	1,000.00	1,084.40	0.37

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.74	2.50
Class B	1,000.00	1,018.10	7.20
Class C	1,000.00	1,018.70	6.58
Class N	1,000.00	1,021.37	3.88
Class Y	1,000.00	1,024.85	0.36
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying Fund expenses, based on the 6-month period ended January 31, 2010 are as follows:

Class	Expense Ratios

Class A	0.49%
Class B	1.41
Class C	1.29
Class N	0.76
Class Y	0.07
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2010

	Shares	Value

Investment Companies—100.0%[1]
Fixed Income Funds—45.2%
Oppenheimer Champion Income Fund, Cl. Y	21,403,362	$39,168,151
Oppenheimer Core Bond Fund, Cl. Y	28,037,122	174,110,529
Oppenheimer International Bond Fund, Cl. Y	9,062,811	57,458,222
Oppenheimer Limited-Term Government Fund, Cl. Y	12,037,400	111,466,325

		382,203,227

Global Equity Fund—10.0%
Oppenheimer Global Fund, Cl. Y	1,649,738	84,961,503
Money Market Fund—0.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[3]	322,480	322,480
Specialty Funds—10.0%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	11,766,716	37,182,821
Oppenheimer Real Estate Fund, Cl. Y	3,357,821	47,546,742

		84,729,563

U.S. Equity Funds—34.8%
Oppenheimer Capital Appreciation Fund, Cl. Y2	2,132,559	83,575,003
Oppenheimer Main Street Fund, Cl. Y	3,101,627	85,077,636
Oppenheimer Main Street Opportunity Fund, Cl. Y	3,933,354	42,244,221
Oppenheimer Value Fund, Cl. Y	4,436,789	83,367,267

		294,264,127

Total Investments, at Value (Cost $1,081,695,326)	100.0%	846,480,900
Liabilities in Excess of Other Assets	(0.0)	(106,658)

Net Assets	100.0%	$846,374,242

F1 | MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	January 31,	Gross	Gross	January 31,
	2009	Additions	Reductions	2010

Oppenheimer Capital Appreciation Fund, Cl. Y	2,332,832	127,044	327,317	2,132,559
Oppenheimer Champion Income Fund, Cl. Y	15,642,337	8,206,632	2,445,607	21,403,362
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	7,049,222	5,563,915	846,421	11,766,716
Oppenheimer Core Bond Fund, Cl. Y	24,266,078	5,502,273	1,731,229	28,037,122
Oppenheimer Global Fund, Cl. Y	1,901,836	113,176	365,274	1,649,738
Oppenheimer Institutional Money Market Fund, Cl. E	—	73,131,110	72,808,630	322,480
Oppenheimer International Bond Fund, Cl. Y	8,723,767	862,763	523,719	9,062,811
Oppenheimer Limited-Term Government Fund, Cl. Y	11,740,378	1,157,843	860,821	12,037,400
Oppenheimer Main Street Fund, Cl. Y	3,447,496	223,529	569,398	3,101,627
Oppenheimer Main Street Opportunity Fund, CI. Y	4,525,577	261,890	854,113	3,933,354
Oppenheimer Real Estate Fund, Cl. Y	2,860,717	736,817	239,713	3,357,821
Oppenheimer Value Fund, Cl. Y	4,800,853	331,659	695,723	4,436,789

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$83,575,003	$—	$5,832,516
Oppenheimer Champion Income Fund, Cl. Y	39,168,151	—	17,476,848
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	37,182,821	—	4,220,467
Oppenheimer Core Bond Fund, Cl. Y	174,110,529	4,315,332	7,568,266
Oppenheimer Global Fund, Cl. Y	84,961,503	726,887	11,471,455
Oppenheimer Institutional Money Market Fund, Cl. E	322,480	5,728	—
Oppenheimer International Bond Fund, Cl. Y	57,458,222	2,306,745	241,868
Oppenheimer Limited-Term Government Fund, Cl. Y	111,466,325	1,219,169	744,882
Oppenheimer Main Street Fund, Cl. Y	85,077,636	1,203,038	10,142,917
Oppenheimer Main Street Opportunity Fund, CI. Y	42,244,221	321,166	5,076,438
Oppenheimer Real Estate Fund, Cl. Y	47,546,742	748,824	3,375,635
Oppenheimer Value Fund, Cl. Y	83,367,267	1,433,952	7,851,762

	$846,480,900	12,280,841	$74,003,054

Tax Return of Capital[a]		(13,387)

		$12,267,454

a.	During the Fund’s current fiscal year, a portion of the calendar year 2009 distributions it received from the Class Y shares of Oppenheimer Champion Income Fund were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Non-income producing security.

3.	Rate shown is the 7-day yield as of January 31, 2010.
F2 | MODERATE INVESTOR FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$846,480,900	$—	$—	$846,480,900

Total Assets	$846,480,900	$—	$—	$846,480,900

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2010

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $1,081,695,326)	$846,480,900
Cash	188,641
Receivables and other assets:
Dividends	1,812,379
Shares of beneficial interest sold	1,361,620
Investments sold	337,758
Other	33,104

Total assets	850,214,402

Liabilities
Payables and other liabilities:
Investments purchased	1,799,399
Shares of beneficial interest redeemed	1,512,303
Distribution and service plan fees	181,219
Transfer and shareholder servicing agent fees	149,618
Shareholder communications	93,537
Trustees’ compensation	67,782
Other	36,302

Total liabilities	3,840,160

Net Assets	$846,374,242

Composition of Net Assets
Par value of shares of beneficial interest	$110,298
Additional paid-in capital	1,179,848,969
Accumulated net investment income	5,782,255
Accumulated net realized loss on investments	(104,152,854)
Net unrealized depreciation on investments	(235,214,426)

Net Assets	$846,374,242

F4 | MODERATE INVESTOR FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $450,074,160 and 58,331,660 shares of beneficial interest outstanding)	$7.72
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.19

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $105,936,715 and 13,902,848 shares of beneficial interest outstanding)	$7.62

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $194,113,112 and 25,519,368 shares of beneficial interest outstanding)	$7.61

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $93,550,355 and 12,195,999 shares of beneficial interest outstanding)	$7.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,699,900 and 348,487 shares of beneficial interest outstanding)	$7.75
See accompanying Notes to Financial Statements.
F5 | MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2010

Investment Income
Dividends from affiliated companies	$12,267,454
Interest	1,593
Other income	15,844

Total investment income	12,284,891

Expenses
Distribution and service plan fees:
Class A	999,380
Class B	967,174
Class C	1,754,790
Class N	424,840
Transfer and shareholder servicing agent fees:
Class A	887,965
Class B	341,035
Class C	465,893
Class N	223,949
Class Y	1,621
Shareholder communications:
Class A	101,260
Class B	44,241
Class C	44,610
Class N	6,868
Class Y	34
Trustees’ compensation	27,769
Custodian fees and expenses	5,823
Other	67,055

Total expenses	6,364,307
Less waivers and reimbursements of expenses	(13,693)

Net expenses	6,350,614

Net Investment Income	5,934,277

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(74,003,054)
Distributions received from affiliated companies	414,595

Net realized loss	(73,588,459)
Net change in unrealized depreciation on investments	238,409,967

Net Increase in Net Assets Resulting from Operations	$170,755,785

See accompanying Notes to Financial Statements.
F6 | MODERATE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2010	2009

Operations
Net investment income	$5,934,277	$9,592,126
Net realized loss	(73,588,459)	(22,634,107)
Net change in unrealized depreciation	238,409,967	(438,463,404)

Net increase (decrease) in net assets resulting from operations	170,755,785	(451,505,385)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(500,127)	(6,918,084)
Class B	—	(663,729)
Class C	—	(1,370,649)
Class N	—	(1,182,089)
Class Y	(10,990)	(46,540)

	(511,117)	(10,181,091)
Distributions from net realized gain:
Class A	—	(13,680,792)
Class B	—	(3,412,475)
Class C	—	(6,225,413)
Class N	—	(2,820,499)
Class Y	—	(72,541)

	—	(26,211,720)
Tax return of capital distribution from net realized gain:
Class A	—	(5,976,715)
Class B	—	(1,490,804)
Class C	—	(2,719,690)
Class N	—	(1,232,189)
Class Y	—	(31,691)

	—	(11,451,089)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	7,182,665	115,561,467
Class B	(1,944,755)	19,909,474
Class C	(2,345,081)	45,414,772
Class N	1,465,965	29,153,326
Class Y	275,292	1,463,374

	4,634,086	211,502,413

Net Assets
Total increase (decrease)	174,878,754	(287,846,872)
Beginning of period	671,495,488	959,342,360

End of period (including accumulated net investment income (loss) of $5,782,255 and $(53,913), respectively)	$846,374,242	$671,495,488

See accompanying Notes to Financial Statements.
F7 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.12	$11.01	$11.42	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[2]	.07	.13	.54	.39	.38
Net realized and unrealized gain (loss)	1.54	(4.53)	(.41)	.55	.57

Total from investment operations	1.61	(4.40)	.13	.94	.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.13)	(.45)	(.27)	(.17)
Distributions from net realized gain	—	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	—	(.11)	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(.49)	(.54)	(.30)	(.17)

Net asset value, end of period	$7.72	$6.12	$11.01	$11.42	$10.78

Total Return, at Net Asset Value[3]	26.28%	(40.17)%	1.01%	8.73%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$450,074	$351,987	$497,377	$313,311	$107,686

Average net assets (in thousands)	$403,150	$486,485	$423,981	$206,672	$43,984

Ratios to average net assets:[4]
Net investment income	1.04%	1.36%	4.59%	3.57%	4.39%
Total expenses[5]	0.51%	0.42%	0.37%	0.40%	0.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%	0.42%	0.37%	0.40%	0.46%

Portfolio turnover rate	13%	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.15%
Year Ended January 31, 2009	1.00%
Year Ended January 31, 2008	0.95%
Year Ended January 31, 2007	1.01%
Period Ended January 31, 2006	1.15%
See accompanying Notes to Financial Statements.
F8 | MODERATE INVESTOR FUND

Class B Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.09	$10.92	$11.34	$10.74	$10.00

Income (loss) from investment operations:
Net investment income[2]	.03	.05	.42	.30	.31
Net realized and unrealized gain (loss)	1.50	(4.47)	(.39)	.54	.58

Total from investment operations	1.53	(4.42)	.03	.84	.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.05)	(.36)	(.21)	(.15)
Distributions from net realized gain	—	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	—	(.11)	—	—	—

Total dividends and/or distributions to shareholders	—	(.41)	(.45)	(.24)	(.15)

Net asset value, end of period	$7.62	$6.09	$10.92	$11.34	$10.74

Total Return, at Net Asset Value[3]	25.12%	(40.64)%	0.18%	7.80%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,937	$86,709	$132,233	$101,929	$36,956

Average net assets (in thousands)	$96,884	$123,999	$121,584	$70,066	$15,521

Ratios to average net assets:[4]
Net investment income	0.43%	0.49%	3.61%	2.73%	3.56%
Total expenses[5]	1.41%	1.26%	1.18%	1.21%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.26%	1.18%	1.21%	1.29%

Portfolio turnover rate	13%	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.84%
Year Ended January 31, 2008	1.76%
Year Ended January 31, 2007	1.82%
Period Ended January 31, 2006	1.99%
See accompanying Notes to Financial Statements.
F9 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.07	$10.90	$11.33	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[2]	.03	.05	.45	.30	.31
Net realized and unrealized gain (loss)	1.51	(4.46)	(.41)	.54	.57

Total from investment operations	1.54	(4.41)	.04	.84	.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.06)	(.38)	(.21)	(.15)
Distributions from net realized gain	—	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	—	(.11)	—	—	—

Total dividends and/or distributions to shareholders	—	(.42)	(.47)	(.24)	(.15)

Net asset value, end of period	$7.61	$6.07	$10.90	$11.33	$10.73

Total Return, at Net Asset Value[3]	25.37%	(40.66)%	0.24%	7.85%	8.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194,113	$158,155	$231,792	$142,351	$47,904

Average net assets (in thousands)	$175,655	$223,472	$193,641	$95,773	$19,527

Ratios to average net assets:[4]
Net investment income	0.45%	0.56%	3.88%	2.78%	3.64%
Total expenses[5]	1.30%	1.20%	1.14%	1.16%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.20%	1.14%	1.16%	1.22%

Portfolio turnover rate	13%	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.94%
Year Ended January 31, 2009	1.78%
Year Ended January 31, 2008	1.72%
Year Ended January 31, 2007	1.77%
Period Ended January 31, 2006	1.91%
See accompanying Notes to Financial Statements.
F10 | MODERATE INVESTOR FUND

Class N Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.09	$10.96	$11.38	$10.76	$10.00

Income (loss) from investment operations:
Net investment income[2]	.04	.11	.51	.40	.40
Net realized and unrealized gain (loss)	1.54	(4.51)	(.41)	.51	.53

Total from investment operations	1.58	(4.40)	.10	.91	.93

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.11)	(.43)	(.26)	(.17)
Distributions from net realized gain	—	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	—	(.11)	—	—	—

Total dividends and/or distributions to shareholders	—	(.47)	(.52)	(.29)	(.17)

Net asset value, end of period	$7.67	$6.09	$10.96	$11.38	$10.76

Total Return, at Net Asset Value[3]	25.94%	(40.36)%	0.72%	8.47%	9.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,550	$72,712	$96,080	$51,620	$12,117

Average net assets (in thousands)	$85,066	$96,842	$73,754	$27,110	$4,158

Ratios to average net assets:[4]
Net investment income	0.61%	1.13%	4.36%	3.58%	4.56%
Total expenses[5]	0.78%	0.69%	0.64%	0.65%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.69%	0.64%	0.65%	0.67%

Portfolio turnover rate	13%	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.42%
Year Ended January 31, 2009	1.27%
Year Ended January 31, 2008	1.22%
Year Ended January 31, 2007	1.26%
Period Ended January 31, 2006	1.36%
See accompanying Notes to Financial Statements.
F11 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.14	$11.05	$11.45	$10.79	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05	.18	.55	.56	.36
Net realized and unrealized gain (loss)	1.60	(4.57)	(.38)	.43	.61

Total from investment operations	1.65	(4.39)	.17	.99	.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.16)	(.48)	(.30)	(.18)
Distributions from net realized gain	—	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	—	(.11)	—	—	—

Total dividends and/or distributions to shareholders	(.04)	(.52)	(.57)	(.33)	(.18)

Net asset value, end of period	$7.75	$6.14	$11.05	$11.45	$10.79

Total Return, at Net Asset Value[3]	26.81%	(39.90)%	1.39%	9.18%	9.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,700	$1,932	$1,860	$1,172	$316

Average net assets (in thousands)	$2,137	$2,296	$1,315	$335	$216

Ratios to average net assets:[4]
Net investment income	0.72%	1.91%	4.67%	5.06%	4.20%
Total expenses[5]	0.09%	0.05%	0.02%	0.00%	0.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.09%	0.05%	0.02%	0.00%	0.12%

Portfolio turnover rate	13%	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	0.73%
Year Ended January 31, 2009	0.63%
Year Ended January 31, 2008	0.60%
Year Ended January 31, 2007	0.61%
Period Ended January 31, 2006	0.96%
See accompanying Notes to Financial Statements.
F12 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital and current income. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies
F13 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F14 | MODERATE INVESTOR FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$5,848,325	$—	$28,839,447	$310,527,833

1.	As of January 31, 2010, the Fund had $28,839,447 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of January 31, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$28,839,447

2.	During the fiscal year ended January 31, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended January 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Increase to
	Accumulated Net	Accumulated Net
Increase	Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$1,587	$413,008	$414,595
F15 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended January 31, 2010 and January 31, 2009 was as follows:

	Year Ended	Year Ended
	January 31, 2010	January 31, 2009

Distributions paid from:
Ordinary income	$512,704	$16,893,327
Long-term capital gain	—	19,499,484
Return of capital	—	11,451,089

Total	$512,704	$47,843,900

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,157,008,733

Gross unrealized appreciation	$3,407,437
Gross unrealized depreciation	(313,935,270)

Net unrealized depreciation	$(310,527,833)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$6,297
Payments Made to Retired Trustees	5,114
Accumulated Liability as of January 31, 2010	41,997
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within
F16 | MODERATE INVESTOR FUND

the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F17 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	17,143,278	$118,587,531	24,067,076	$230,074,338
Dividends and/or distributions reinvested	60,831	477,320	3,920,716	25,288,883
Redeemed	(16,398,623)	(111,882,186)	(15,640,259)	(139,801,754)

Net increase	805,486	$7,182,665	12,347,533	$115,561,467

Class B
Sold	3,603,022	$24,641,823	5,824,190	$56,064,039
Dividends and/or distributions reinvested	—	—	846,379	5,442,292
Redeemed	(3,939,040)	(26,586,578)	(4,535,798)	(41,596,857)

Net increase (decrease)	(336,018)	$(1,944,755)	2,134,771	$19,909,474

Class C
Sold	8,103,186	$55,242,942	11,922,981	$111,850,796
Dividends and/or distributions reinvested	—	—	1,533,910	9,832,539
Redeemed	(8,622,965)	(57,588,023)	(8,679,741)	(76,268,563)

Net increase (decrease)	(519,779)	$(2,345,081)	4,777,150	$45,414,772

Class N
Sold	4,587,876	$31,183,577	6,402,185	$61,482,182
Dividends and/or distributions reinvested	—	—	739,081	4,751,885
Redeemed	(4,324,663)	(29,717,612)	(3,975,657)	(37,080,741)

Net increase	263,213	$1,465,965	3,165,609	$29,153,326

Class Y
Sold	242,353	$1,692,437	222,025	$2,192,345
Dividends and/or distributions reinvested	1,392	10,986	23,295	150,720
Redeemed	(210,015)	(1,428,131)	(98,852)	(879,691)

Net increase	33,730	$275,292	146,468	$1,463,374

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF for the year ended January 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$113,094,235	$97,875,291
F18 | MODERATE INVESTOR FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended January 31, 2010 was 0.56%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2010, the Fund paid $1,876,574 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided. to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must
F19 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$1,990,059
Class C	2,476,935
Class N	1,398,671
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2010	$716,565	$1,266	$290,052	$35,870	$10,567
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of daily net assets will not exceed the following annual rates: 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended January 31, 2010, the Manager waived fees and/or reimbursed the Fund $1,365 for Class B shares. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
F20 | MODERATE INVESTOR FUND

During the year ended January 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$12,328
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F21 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
F22 | MODERATE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Moderate Investor Fund (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Moderate Investor Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2010
F23 | MODERATE INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 55.82% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $3,751,767 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2010, the maximum amount allowable but not less than $799 or 0.16% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | MODERATE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | MODERATE INVESTOR FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston and Jerry Webman, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds (including both fund of funds advised by the Manager and fund of funds advised by other investment advisers). The Board noted that the Fund’s one-year and three-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation moderate fund of funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses (direct and indirect) are lower than its peer group
25 | MODERATE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
median. The Board also noted that the Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.55% for Class N, and 1.05% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June and September 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
26 | MODERATE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 70	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993- 2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex.
28 | MODERATE INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex.
29 | MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Webman, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President and Portfolio Manager (since 2009) Age: 51	Vice President of the Manager (since September 1997); a member of the Funds’ portfolio management team and a member of the Manager’s Asset Allocation Committee (since February 2009); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 60	Chief Economist (since 2006), Senior Vice President (since February 1996), Senior Investment Officer (since 1999) of the Manager and Director of the Manager’s Fixed Income Investments (1999-December 2008). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Director/Trustee and is an officer of 94 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.
30 | MODERATE INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | MODERATE INVESTOR FUND

*January 31, 2010*

# Active Allocation Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

## MANAGEMENT COMMENTARIES

Market Recap

## ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2010, and are based on the total market value of investments.
10 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended January 31, 2010, Active Allocation Fund’s Class A shares (without sales charge) returned 31.77%, compared to the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, which returned 33.14% and 8.51%, respectively.
     The Fund’s three largest equity holdings at period end, Class Y shares of Oppenheimer Capital Appreciation Fund, Oppenheimer Main Street Fund and Oppenheimer Value Fund, all domestic equity funds, outperformed the S&P 500 Index and their respective benchmarks during the period. The Fund’s largest holding, Oppenheimer Capital Appreciation Fund’s Class Y shares, returned 40.12%, outperforming the Russell 1000 Growth Index, which returned 37.85%. The underlying fund’s overweight to financials, which was the strongest performing sector within the Russell 1000 Growth Index during the period, and its underweight to the weaker performing consumer staples sector, contributed to relative performance. Stronger relative stock selection within the energy, information technology and telecommunication services sectors also benefited relative performance. The underlying fund underperformed within the materials and industrials sectors as a result of weaker relative stock selection, and within consumer discretionary due to its underweight position. An overweight position to health care also detracted from relative performance during the period.
     The Fund’s next largest holding, Oppenheimer Main Street Fund’s Class Y shares, returned 36.42% and outperformed the S&P 500 Index in seven out of ten sectors during the period. The underlying fund fared particularly well within the information technology, health care, materials and utilities sectors. An overweight position and better relative stock selection within the information technology sector, one of the better performing sectors of the S&P 500 Index, and underweight positions to the weaker performing health care and utilities sectors, contributed to results. Better relative stock selection and an overweight to materials benefited relative performance. The underlying fund underperformed primarily within financials and industrials, and experienced slight underperformance within energy. Within financials, the underlying fund underperformed as a result of its underweight position and weaker relative stock selection. The underlying fund’s underperformance within industrials was largely a result of weaker relative stock selection.
     The Fund’s third largest equity holding, Oppenheimer Value Fund’s Class Y shares, returned 33.81%, outperforming the Russell 1000 Value Index, which returned 31.44%. The underlying fund outperformed in seven out of ten sectors, led by stronger relative stock
11 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
selection within energy, industrials, materials and consumer discretionary. The underlying fund underperformed primarily in financials and consumer staples.
     In addition to Oppenheimer Main Street Fund, the Fund also had a smaller allocation to Oppenheimer Main Street Small Cap Fund’s Class Y shares, which returned 48.93% during the reporting period, while the Russell 2000 Index returned 37.82%. The underlying fund outperformed the Russell 2000 Index in nine out of ten sectors, led by consumer discretionary, information technology, industrials and financials. The underlying fund’s performance versus the telecommunication services sector was roughly flat. At period end, approximately 45% of the Fund’s net assets were allocated to domestic equity underlying funds.
     At period end, approximately 26% of the Fund’s net assets were allocated to fixed-income underlying funds. Oppenheimer Core Bond Fund’s Class Y shares, which was the Fund’s third largest holding at period end, outperformed the Barclays Capital U.S. Aggregate Bond Index with a total return of 15.32%. The underlying fund underperformed the Barclays Capital U.S. Aggregate Bond Index in the first quarter of 2009, during a period of significant upheaval in the credit markets. During that time, the underlying fund’s performance was hampered by declines in its positions in commercial mortgage-backed securities (CMBS) and certain derivative instruments, such as credit default swaps and interest rate swaps. After a portfolio management change in April 2009, the underlying fund’s performance improved, leading to the eventual outperformance versus the benchmark for the 12-month period. The underlying fund benefited from a number of factors during the reporting period, with the primary driver of positive performance being its exposure to mortgage-backed securities (MBS) and corporate bonds. Over the course of the reporting period, the underlying fund increased its allocation to corporate bonds, moving from a neutral position at the end of the second quarter of 2009 to an overweight position by the end of the third quarter of 2009. This benefited performance as investment grade corporate and BB-rated corporate bonds performed well in the second half of the period.
     Within the fixed-income component, the Fund had smaller allocations to Class Y shares of Oppenheimer U.S. Government Trust, Oppenheimer Champion Income Fund and Oppenheimer International Bond Fund. Oppenheimer U.S. Government Trust’s Class Y shares returned 11.67%, versus the Barclays Capital U.S. Government Bond Index, which returned 1.75%. Oppenheimer Champion Income Fund’s Class Y shares returned 20.57% during the reporting period, but underperformed the BofA Merrill Lynch High Yield Master Index, which returned 50.64%. The underlying fund’s underperformance versus the BofA Merrill Lynch High Yield Master Index was most pronounced in the first quarter of 2009, primarily due to its exposure to CMBS, swaps and other derivative instruments, and investment-grade credit comprised mainly of financial entities, as these investments
12 | ACTIVE ALLOCATION FUND

underperformed in a difficult market environment. After a portfolio management change in April 2009, the underlying fund’s performance improved and was much more in line with the BofA Merrill Lynch High Yield Master Index. Oppenheimer International Bond Fund’s Class Y shares returned 16.87%, outperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 9.17%.
     At period end, the Fund had approximately 20% of its net assets allocated to global equity underlying funds, comprised of Class Y shares of Oppenheimer International Growth Fund, Oppenheimer Global Fund and Oppenheimer Developing Markets Fund, all of which produced strong results during the period. Oppenheimer International Growth Fund’s Class Y shares returned 49.09%, compared to the MSCI EAFE Index, which returned 39.68%. Oppenheimer Global Fund’s Class Y shares returned 48.22%, outperforming the MSCI World Index, which returned 36.58%. Oppenheimer Developing Markets Fund’s Class Y shares produced a total return of 84.42%, versus the MSCI Emerging Markets Index, which returned 80.66%.
     In terms of the Fund’s underlying specialty funds, Class Y shares of Oppenheimer Real Estate Fund and Oppenheimer Commodity Strategy Total Return Fund also produced positive results during the period. During the reporting period, Oppenheimer Real Estate Fund’s Class Y shares produced a total return of 47.91%, outperforming the FTSE NAREIT Equity REIT Index, which returned 46.71%. Oppenheimer Commodity Strategy Total Return Fund’s Class Y shares returned 12.46%, underperforming the S&P GSCI, which returned 14.79% during the reporting period. At period end, the Fund had approximately 9% of its net assets allocated to these underlying funds.
     The Fund employed other alternative strategies within the active (“tactical”) component during the reporting period, which produced mixed results. For example, in the second and third quarters of 2009, Fund performance was aided by overweights to international equity funds. The Fund also benefited from overweights to high yield investments in the third quarter of 2009, which included a combination of holdings in Oppenheimer Champion Income Fund and through credit default swaps. In the fourth quarter of 2009, the Fund benefited from a long emerging market bond trade and from underweighting U.S. Treasuries. However, other areas of the tactical component hurt performance, such as an overweight in the third quarter to commodity futures. Commodities as an asset class performed very well in 2009 but because we received our exposure through commodities futures and not through commodity spot prices, the Fund was exposed to a negative carry condition whereby we were constantly renewing our commodities futures positions at a price premium.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund
13 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
held until January 31, 2010. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
14 | ACTIVE ALLOCATION FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
15 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | ACTIVE ALLOCATION FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
17 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
18 | ACTIVE ALLOCATION FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 20 for further information.
19 | ACTIVE ALLOCATION FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
20 | ACTIVE ALLOCATION FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
21 | ACTIVE ALLOCATION FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2009	January 31, 2010	January 31, 2010

Actual
Class A	$1,000.00	$1,084.60	$3.10
Class B	1,000.00	1,079.40	7.78
Class C	1,000.00	1,080.40	7.16
Class N	1,000.00	1,082.10	4.05
Class Y	1,000.00	1,086.20	0.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.23	3.01
Class B	1,000.00	1,017.74	7.55
Class C	1,000.00	1,018.35	6.94
Class N	1,000.00	1,021.32	3.93
Class Y	1,000.00	1,024.40	0.82
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended January 31, 2010 are as follows:

Class	Expense Ratios

Class A	0.59%
Class B	1.48
Class C	1.36
Class N	0.77
Class Y	0.16
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS January 31, 2010

	Shares	Value

Investment Companies—99.8%[1]
Fixed Income Funds—26.3%
Oppenheimer Champion Income Fund, Cl. Y	53,381,908	$97,688,892
Oppenheimer Core Bond Fund, Cl. Y	34,522,291	214,383,424
Oppenheimer International Bond Fund, Cl. Y	12,095,699	76,686,733
Oppenheimer U.S. Government Trust, Cl. Y	13,906,608	127,662,658

		516,421,707

Global Equity Funds—20.0%
Oppenheimer Developing Markets Fund, Cl. Y	3,527,318	94,708,477
Oppenheimer Global Fund, Cl. Y	2,746,831	141,461,813
Oppenheimer International Growth Fund, Cl. Y	6,529,838	156,193,720
Oppenheimer International Small Company Fund, Cl. Y	62	1,128

		392,365,138

Money Market Fund—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[3]	434,897	434,897
Specialty Funds—8.7%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	29,213,381	92,314,282
Oppenheimer Real Estate Fund, Cl. Y	5,568,421	78,848,837

		171,163,119

U.S. Equity Funds—44.7%
Oppenheimer Capital Appreciation Fund, Cl. Y2	5,800,866	227,335,920
Oppenheimer Discovery Fund, Cl. Y2	708,254	31,198,603
Oppenheimer Main Street Fund, Cl. Y	8,107,326	222,383,944
Oppenheimer Main Street Small Cap Fund, Cl. Y	9,753,662	163,178,773
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y2	752,844	19,739,573
Oppenheimer Value Fund, Cl. Y	11,376,212	213,759,018

		877,595,831

Total Investment Companies (Cost $2,182,195,627)		1,957,980,692

U.S. Government Obligations—0.2%
U.S. Treasury Bills, 0.04%, 3/4/10[4] (Cost $3,999,845)	4,000,000	3,999,845
Total Investments, at Value (Cost $2,186,195,472)	100.0%	1,961,980,537
Other Assets Net of Liabilities	0.0	487,087

Net Assets	100.0%	$1,962,467,624

F1 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	January 31, 2009	Additions	Reductions	January 31, 2010

Oppenheimer Capital Appreciation Fund, Cl. Y	8,783,285	493,670	3,476,089	5,800,866
Oppenheimer Champion Income Fund, Cl. Y	21,194,454	41,839,531	9,652,077	53,381,908
Oppenheimer Commodity Strategy
Total Return Fund, Cl.Y	16,267,698	15,421,302	2,475,619	29,213,381
Oppenheimer Core Bond Fund, Cl. Y	27,132,676	13,016,132	5,626,517	34,522,291
Oppenheimer Developing Markets Fund, Cl. Y	3,730,645	2,005,807	2,209,134	3,527,318
Oppenheimer Discovery Fund, Cl. Y	—	713,617	5,363	708,254
Oppenheimer Global Fund, Cl. Y	3,003,866	395,230	652,265	2,746,831
Oppenheimer Gold & Special Minerals Fund, Cl. A	—	262,137	262,137	—
Oppenheimer Institutional Money Market Fund, Cl. E	33,291,478	317,721,288	350,577,869	434,897
Oppenheimer International Bond Fund, Cl. Y	10,486,302	7,741,303	6,131,906	12,095,699
Oppenheimer International Growth Fund, Cl. Y	8,313,075	1,041,033	2,824,270	6,529,838
Oppenheimer International Small Company Fund, Cl. Y	—	1,619,465	1,619,403	62
Oppenheimer Main Street Fund, Cl. Y	7,759,207	1,454,467	1,106,348	8,107,326
Oppenheimer Main Street Small Cap Fund, Cl. Y	9,165,954	2,618,663	2,030,955	9,753,662
Oppenheimer MidCap Fund, Cl. Y	2,666,826	12,173	2,678,999	—
Oppenheimer Real Estate Fund, Cl. Y	4,932,187	1,686,868	1,050,634	5,568,421
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	1,562,855	784,391	1,594,402	752,844
Oppenheimer U.S. Government Trust, Cl. Y	14,581,076	2,385,090	3,059,558	13,906,608
Oppenheimer Value Fund, Cl. Y	17,156,128	680,114	6,460,030	11,376,212

			Realized
	Value	Income	Gain Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$227,335,920	$—	$(49,379,104)
Oppenheimer Champion Income Fund, Cl. Y	97,688,892	325,471	(36,762,087)
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	92,314,282	—	(12,571,816)
Oppenheimer Core Bond Fund, Cl. Y	214,383,424	4,966,445	(16,867,250)
Oppenheimer Developing Markets Fund, Cl. Y	94,708,477	669,934	(1,502,621)
Oppenheimer Discovery Fund, Cl. Y	31,198,603	—	2,761
Oppenheimer Global Fund, Cl. Y	141,461,813	1,223,865	(17,219,928)
Oppenheimer Gold & Special Minerals Fund, Cl. A	—	—	2,166,216
Oppenheimer Institutional Money Market Fund, Cl. E	434,897	101,244	—
Oppenheimer International Bond Fund, Cl. Y	76,686,733	3,801,433	3,340,475
Oppenheimer International Growth Fund, Cl. Y	156,193,720	1,630,535	(3,554,160)
Oppenheimer International Small Company Fund, Cl. Y	1,128	306,349	12,317,054
Oppenheimer Main Street Fund, Cl. Y	222,383,944	3,187,009	(19,587,785)
Oppenheimer Main Street Small Cap Fund, Cl. Y	163,178,773	779,386	(18,464,363)
Oppenheimer MidCap Fund, Cl. Y	—	—	(15,665,162)
Oppenheimer Real Estate Fund, Cl. Y	78,848,837	1,494,118	(8,020,868)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	19,739,573	—	(15,265,578)
Oppenheimer U.S. Government Trust, Cl. Y	127,662,658	—	(2,386,416)
Oppenheimer Value Fund, Cl. Y	213,759,018	3,709,561	(69,673,873)

	$1,957,980,692	22,195,350	$(269,094,505)

Return of Capital[a]		(41,607)

		$22,153,743

F2 | ACTIVE ALLOCATION FUND

a.	During the Fund’s current fiscal year, a portion of the calendar year 2009 distributions it received from the Class Y shares of Oppenheimer U.S. Government Trust were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Non-income producing security.

3.	Rate shown is the 7-day yield as of January 31, 2010.

4.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $3,499,979. See Note 5 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,957,980,692	$—	$—	$1,957,980,692
U.S. Government Obligations	—	3,999,845	—	3,999,845

Total Investments, at Value	1,957,980,692	3,999,845	—	1,961,980,537
Other Financial Instruments:
Appreciated swaps, at value	—	1,133,530	—	1,133,530
Depreciated swaps, at value	—	1,928,446	—	1,928,446
Futures margins	—	—	—	—

Total Assets	$1,957,980,692	$7,061,821	$—	$1,965,042,513

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(1,473,048)	$—	$(1,473,048)
Futures margins	(526,629)	—	—	(526,629)

Total Liabilities	$(526,629)	$(1,473,048)	$—	$(1,999,677)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
F3 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of January 31, 2010 are as follows:

		Number of	Expiration		Unrealized
Contract Description	Buy/Sell	Contracts	Date	Value	Depreciation

Standard & Poor’s 500 E-Mini	Buy	736	3/19/10	$39,390,720	$933,680
U.S. Treasury Nts., 5 yr.	Sell	167	3/31/10	19,448,977	34,126
U.S. Treasury Nts., 10 yr.	Sell	341	3/22/10	40,291,281	102,525

					$1,070,331

Credit Default Swap Contracts as of January 31, 2010 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Unrealized
SwapCounterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	Depreciation

CDX
Emerging Markets
Index, Series 12
Barclays Bank plc	Sell	$18,700	5%	12/20/14	$(2,187,380)	$1,928,446	$258,934

	Total	18,700			(2,187,380)	1,928,446	258,934

			Grand Total Buys		—	—	—
			Grand Total Sells		(2,187,380)	1,928,446	258,934

			Total Credit Default Swaps		$(2,187,380)	$1,928,446	$258,934

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
Potential Payments
Type of Reference	for Selling Credit		Reference
Asset on which the	Protection	Amount	Asset Rating
Fund Sold Protection	(Undiscounted)	Recoverable*	Range**

Non-Investment Grade Corporate Debt Indexes	$18,700,000	$—	BB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
F4 | ACTIVE ALLOCATION FUND

Total Return Swap Contracts as of January 31, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Emerging Markets USD Index
UBS AG	$17,367	One-Month BBA LIBOR plus 100 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets USD Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets USD Index	5/12/10	$(1,473,048)
Standard & Poor’s 100 Index
Goldman Sachs Group, Inc. (The)	24,369	If positive, the Total Return of the Standard & Poor’s 100 Index	One-Month BBA LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the Standard & Poor’s 100 Index	1/7/11	1,133,530

			Total of Total Return Swaps		$(339,518)

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
MSCI	Morgan Stanley Capital International
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of January 31, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Barclays Bank plc	Credit Default Sell Protection	$18,700		$1,928,446
Goldman Sachs Group, Inc. (The)	Total Return	24,369		1,133,530
UBS AG	Total Return	17,367		(1,473,048)

			Total Swaps	$1,588,928

See accompanying Notes to Financial Statements.
F5 | ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,999,845)	$3,999,845
Affiliated companies (cost $2,182,195,627)	1,957,980,692

1,961,980,537
Cash	461,967
Cash used for collateral on futures	1,000,000
Appreciated swaps, at value (upfront payments $0)	1,133,530
Depreciated swaps, at value (upfront payments paid $2,187,380)	1,928,446
Receivables and other assets:
Dividends	2,712,894
Shares of beneficial interest sold	1,845,860
Investments sold	700,663
Other	82,301

Total assets	1,971,846,198

Liabilities
Depreciated swaps, at value (upfront payments $0)	1,473,048
Payables and other liabilities:
Shares of beneficial interest redeemed	3,454,255
Investments purchased	2,695,930
Futures margins	526,629
Distribution and service plan fees	427,126
Transfer and shareholder servicing agent fees	334,355
Shareholder communications	231,732
Trustees’ compensation	188,522
Other	46,977

Total liabilities	9,378,574

Net Assets	$1,962,467,624

Composition of Net Assets
Par value of shares of beneficial interest	$241,375
Additional paid-in capital	2,820,307,989
Accumulated net investment income	13,747,384
Accumulated net realized loss on investments and foreign currency transactions	(645,945,406)
Net unrealized depreciation on investments	(225,883,718)

Net Assets	$1,962,467,624

F6 | ACTIVE ALLOCATION FUND

Net Assets Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,070,410,845 and 130,690,130 shares of beneficial interest outstanding)	$8.19
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.69
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $312,189,639 and 38,787,413 shares of beneficial interest outstanding)	$8.05
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $442,035,487 and 54,978,386 shares of beneficial interest outstanding)	$8.04
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $134,276,431 and 16,489,543 shares of beneficial interest outstanding)	$8.14
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,555,222 and 429,804 shares of beneficial interest outstanding)	$8.27
See accompanying Notes to Financial Statements.
F7 | ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2010

Investment Income
Dividends from affiliated companies	$22,153,743
Interest	7,985
Other income	37,283

Total investment income	22,199,011

Expenses
Distribution and service plan fees:
Class A	2,446,247
Class B	2,913,101
Class C	4,138,094
Class N	618,186
Transfer and shareholder servicing agent fees:
Class A	2,199,417
Class B	999,365
Class C	1,007,923
Class N	207,519
Class Y	2,244
Shareholder communications:
Class A	235,045
Class B	111,269
Class C	94,606
Class N	9,921
Class Y	153
Asset allocation fees	1,814,247
Trustees’ compensation	67,540
Custodian fees and expenses	15,659
Other	116,201

Total expenses	16,996,737
Less waivers and reimbursements of expenses	(114,977)

Net expenses	16,881,760

Net Investment Income	5,317,251
F8 | ACTIVE ALLOCATION FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment:
Unaffiliated companies	$(73)
Affiliated companies	(269,094,505)
Distributions received from affiliated companies	556,367
Closing and expiration of futures contracts	(43,915,975)
Foreign currency transactions	(362,361)
Swap contracts	2,980,173

Net realized loss	(309,836,374)
Net change in unrealized appreciation (depreciation) on:
Investments	779,895,490
Futures contracts	3,677,575
Swap contracts	2,389,415

Net change in unrealized depreciation	785,962,480

Net Increase in Net Assets Resulting from Operations	$481,443,357

See accompanying Notes to Financial Statements.
F9 | ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2010	2009

Operations
Net investment income	$5,317,251	$15,639,781
Net realized loss	(309,836,374)	(324,028,708)
Net change in unrealized depreciation	785,962,480	(851,999,275)

Net increase (decrease) in net assets resulting from operations	481,443,357	(1,160,388,202)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,384,280)	—
Class B	(942,877)	—
Class C	(1,723,620)	—
Class N	(1,244,659)	—
Class Y	(47,386)	—

	(15,342,822)	—
Distributions from net realized gain:
Class A	—	(47,623,068)
Class B	—	(14,487,229)
Class C	—	(20,669,187)
Class N	—	(5,816,499)
Class Y	—	(156,650)

	—	(88,752,633)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(49,729,606)	138,665,720
Class B	(21,375,156)	14,172,516
Class C	(34,239,711)	34,740,730
Class N	(2,641,340)	22,527,411
Class Y	63,408	1,114,708

	(107,922,405)	211,221,085

Net Assets
Total increase (decrease)	358,178,130	(1,037,919,750)
Beginning of period	1,604,289,494	2,642,209,244

End of period (including accumulated net investment income of $13,747,384 and $18,098,697, respectively)	$1,962,467,624	$1,604,289,494

See accompanying Notes to Financial Statements.
F10 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.28	$11.28	$12.05	$11.10	$10.00

Income (loss) from investment operations:
Net investment income[2]	.04	.10	.44	.35	.43
Net realized and unrealized gain (loss)	1.96	(4.74)	(.61)	.89	.89

Total from investment operations	2.00	(4.64)	(.17)	1.24	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	—	(.43)	(.24)	(.20)
Distributions from net realized gain	—	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.09)	(.36)	(.60)	(.29)	(.22)

Net asset value, end of period	$8.19	$6.28	$11.28	$12.05	$11.10

Total Return, at Net Asset Value[3]	31.77%	(41.33)%	(1.69)%	11.14%	13.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,070,411	$868,187	$1,396,770	$956,520	$293,578

Average net assets (in thousands)	$983,645	$1,267,124	$1,267,499	$605,517	$112,224

Ratios to average net assets:[4]
Net investment income	0.59%	1.00%	3.54%	3.10%	4.94%
Total expenses[5]	0.61%	0.53%	0.48%	0.51%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.53%	0.48%	0.50%	0.55%

Portfolio turnover rate	31%	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.15%
Year Ended January 31, 2008	1.11%
Year Ended January 31, 2007	1.16%
Period Ended January 31, 2006	1.28%
See accompanying Notes to Financial Statements.
F11 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.17	$11.20	$11.97	$11.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.01	.33	.26	.36
Net realized and unrealized gain (loss)	1.91	(4.68)	(.59)	.86	.91

Total from investment operations	1.90	(4.67)	(.26)	1.12	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.34)	(.17)	(.18)
Distributions from net realized gain	—	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.02)	(.36)	(.51)	(.22)	(.20)

Net asset value, end of period	$8.05	$6.17	$11.20	$11.97	$11.07

Total Return, at Net Asset Value[3]	30.85%	(41.90)%	(2.40)%	10.15%	12.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312,190	$258,625	$449,130	$349,024	$115,629

Average net assets (in thousands)	$291,118	$389,957	$433,217	$229,365	$46,284

Ratios to average net assets:[4]
Net investment income (loss)	(0.18)%	0.15%	2.64%	2.26%	4.06%
Total expenses[5]	1.49%	1.35%	1.27%	1.29%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.35%	1.27%	1.29%	1.34%

Portfolio turnover rate	31%	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	2.18%
Year Ended January 31, 2009	1.97%
Year Ended January 31, 2008	1.90%
Year Ended January 31, 2007	1.94%
Period Ended January 31, 2006	2.09%
See accompanying Notes to Financial Statements.
F12 | ACTIVE ALLOCATION FUND

Class C Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.17	$11.18	$11.96	$11.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.02	.34	.27	.37
Net realized and unrealized gain (loss)	1.91	(4.67)	(.60)	.86	.89

Total from investment operations	1.90	(4.65)	(.26)	1.13	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	—	(.35)	(.18)	(.18)
Distributions from net realized gain	—	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.03)	(.36)	(.52)	(.23)	(.20)

Net asset value, end of period	$8.04	$6.17	$11.18	$11.96	$11.06

Total Return, at Net Asset Value[3]	30.80%	(41.79)%	(2.41)%	10.21%	12.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$442,036	$369,953	$630,990	$433,213	$125,622

Average net assets (in thousands)	$413,626	$560,138	$577,347	$272,038	$45,647

Ratios to average net assets:[4]
Net investment income (loss)	(0.07)%	0.20%	2.77%	2.34%	4.18%
Total expenses[5]	1.38%	1.30%	1.24%	1.27%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.30%	1.24%	1.26%	1.31%

Portfolio turnover rate	31%	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.92%
Year Ended January 31, 2008	1.87%
Year Ended January 31, 2007	1.92%
Period Ended January 31, 2006	2.05%
See accompanying Notes to Financial Statements.
F13 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.24	$11.24	$12.02	$11.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.02	.08	.41	.35	.46
Net realized and unrealized gain (loss)	1.96	(4.72)	(.61)	.86	.85

Total from investment operations	1.98	(4.64)	(.20)	1.21	1.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	—	(.41)	(.23)	(.20)
Distributions from net realized gain	—	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.08)	(.36)	(.58)	(.28)	(.22)

Net asset value, end of period	$8.14	$6.24	$11.24	$12.02	$11.09

Total Return, at Net Asset Value[3]	31.62%	(41.47)%	(1.95)%	10.88%	13.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134,276	$104,818	$161,530	$109,146	$28,345

Average net assets (in thousands)	$123,718	$149,553	$145,988	$62,929	$9,156

Ratios to average net assets:[4]
Net investment income	0.27%	0.82%	3.31%	3.07%	5.28%
Total expenses[5]	0.79%	0.74%	0.70%	0.70%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.74%	0.69%	0.70%	0.72%

Portfolio turnover rate	31%	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.33%
Year Ended January 31, 2007	1.35%
Period Ended January 31, 2006	1.45%
See accompanying Notes to Financial Statements.
F14 | ACTIVE ALLOCATION FUND

Class Y Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.33	$11.33	$12.10	$11.13	$10.00

Income (loss) from investment operations:
Net investment income[2]	.06	.15	.50	.44	.39
Net realized and unrealized gain (loss)	2.00	(4.79)	(.63)	.85	.97

Total from investment operations	2.06	(4.64)	(.13)	1.29	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	(.47)	(.27)	(.21)
Distributions from net realized gain	—	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.12)	(.36)	(.64)	(.32)	(.23)

Net asset value, end of period	$8.27	$6.33	$11.33	$12.10	$11.13

Total Return, at Net Asset Value[3]	32.47%	(41.15)%	(1.38)%	11.56%	13.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,555	$2,706	$3,789	$2,783	$482

Average net assets (in thousands)	$3,138	$3,724	$3,663	$1,317	$196

Ratios to average net assets:[4]
Net investment income	0.77%	1.56%	3.98%	3.79%	4.44%
Total expenses[5]	0.19%	0.15%	0.13%	0.11%	0.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.18%	0.15%	0.13%	0.11%	0.21%

Portfolio turnover rate	31%	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	0.88%
Year Ended January 31, 2009	0.77%
Year Ended January 31, 2008	0.76%
Year Ended January 31, 2007	0.76%
Period Ended January 31, 2006	1.05%
See accompanying Notes to Financial Statements.
F15 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital with a secondary objective of current income. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
F16 | ACTIVE ALLOCATION FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
F17 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation Based
			on Cost of Securities
			and Other Investments
Undistributed Net	Undistributed	Accumulated Loss	for Federal Income
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Tax Purposes

$13,333,374	$—	$475,977,189	$395,253,482

1.	As of January 31, 2010, the Fund had $467,029,562 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of January 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$68,767,077
2018	398,262,485

Total	$467,029,562

2.	As of January 31, 2010, the Fund had $8,947,627 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.
F18 | ACTIVE ALLOCATION FUND

3.	During the fiscal year ended January 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended January 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated
Reduction to	Net Investment	Net Realized
Paid-in Capital	Income	Loss on Investments

$472	$5,674,258	$5,673,786
The tax character of distributions paid during the years ended January 31, 2010 and January 31, 2009 was as follows:

	Year Ended	Year Ended
	January 31, 2010	January 31, 2009

Distributions paid from:
Ordinary income	$15,342,350	$—
Long-term capital gain	—	88,752,633
Return of capital	—	—

Total	$15,342,350	$88,752,633

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,357,234,019
Federal tax cost of other investments	(18,760,610)

Total federal tax cost	$2,338,473,409

Gross unrealized appreciation	$83,689,514
Gross unrealized depreciation	(478,942,996)

Net unrealized depreciation	$(395,253,482)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the
F19 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$15,427
Payments Made to Retired Trustees	14,493
Accumulated Liability as of January 31, 2010	118,646
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F20 | ACTIVE ALLOCATION FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	25,261,114	$184,233,892	40,324,776	$395,653,026
Dividends and/or distributions reinvested	1,308,892	11,045,567	6,892,834	46,257,803
Redeemed	(34,221,296)	(245,009,065)	(32,734,431)	(303,245,109)

Net increase (decrease)	(7,651,290)	$(49,729,606)	14,483,179	$138,665,720

Class B
Sold	6,992,966	$49,591,508	11,003,767	$107,724,948
Dividends and/or distributions reinvested	110,355	917,294	2,142,439	14,161,239
Redeemed	(10,201,129)	(71,883,958)	(11,377,329)	(107,713,671)

Net increase (decrease)	(3,097,808)	$(21,375,156)	1,768,877	$14,172,516

Class C
Sold	12,093,003	$86,048,789	17,543,266	$168,070,465
Dividends and/or distributions reinvested	200,618	1,663,225	2,994,394	19,766,666
Redeemed	(17,300,364)	(121,951,725)	(17,004,460)	(153,096,401)

Net increase (decrease)	(5,006,743)	$(34,239,711)	3,533,200	$34,740,730

F21 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount

Class N
Sold	4,699,462	$33,440,354	5,834,160	$56,410,834
Dividends and/or distributions reinvested	136,466	1,146,314	807,665	5,387,128
Redeemed	(5,138,933)	(37,228,008)	(4,217,727)	(39,270,551)

Net increase (decrease)	(303,005)	$(2,641,340)	2,424,098	$22,527,411

Class Y
Sold	193,982	$1,467,954	233,785	$2,379,696
Dividends and/or distributions reinvested	5,493	46,800	23,133	156,613
Redeemed	(197,063)	(1,451,346)	(163,928)	(1,421,601)

Net increase	2,412	$63,408	92,990	$1,114,708

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF for the year ended January 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$545,926,514	$658,562,786
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended January 31, 2010 was 0.60%.
     Effective December 1, 2009, the Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion. Prior to December 1, 2009, the Fund paid the Manager an asset allocation fee equal to an annual rate of 0.10% of the daily net assets of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2010, the Fund paid $4,342,257 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
F22 | ACTIVE ALLOCATION FUND

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$6,360,209
Class C	5,819,294
Class N	1,809,307
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
F23 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2010	$1,359,922	$2,131	$753,745	$70,297	$6,425
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of daily net assets will not exceed the following annual rates: 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended January 31, 2010, the Manager waived fees and/or reimbursed the Fund $5,148 for Class B shares. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     In addition, effective December 1, 2009 through September 30, 2010 (the “waiver period”), the Manager has voluntarily agreed to reduce its asset allocation fee rate by 0.02% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance, measured as of November 30, 2009, is in the fifth quintile of the Fund’s Lipper peer group, and by 0.01% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group. However, if the Fund’s trailing one-year total return performance, as measured at the end of any calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the asset allocation fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.01% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the asset allocation fee reduction will be terminated effective the following business day. The asset allocation fee reduction is a voluntary undertaking and may be terminated by the Manager at any time. During the year ended January 31, 2010, the Manager waived $68,825 of the asset allocation fee.
     The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of Oppenheimer Gold & Special Minerals Fund which, for the year ended January 31, 2010, was $9,605.
F24 | ACTIVE ALLOCATION FUND

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended January 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$31,399
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will
F25 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of January 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $3,061,976, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized
F26 | ACTIVE ALLOCATION FUND

appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,061,976 as of January 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collaterial accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of January 31, 2010, the Fund has required certain counterparties to post collateral of $738,723
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
As of January 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,473,048 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of January 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of January 31, 2010 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
Derivatives not	Assets and		Assets and
Accounted for as	Liabilities		Liabilities
Hedging Instruments	Location	Value	Location	Value

Credit contracts	Depreciated swaps, at value	$1,928,446
Equity contracts	Appreciated swaps, at value	1,133,530
Equity contracts			Depreciated swaps,at value	$1,473,048
Interest rate contracts			Futures margins	526,629	*

Total		$3,061,976		$1,999,677

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
F27 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not	Closing and	Foreign
Accounted for as	expiration of	currency	Swap
Hedging Instruments	futures contracts	transactions	contracts	Total

Credit contracts	$—	$—	$5,641,302	$5,641,302
Equity contracts	(42,923,710)	—	(2,661,129)	(45,584,839)
Foreign exchange contracts	—	(251,327)	—	(251,327)
Interest rate contracts	(992,265)	—	—	(992,265)

Total	$(43,915,975)	$(251,327)	$2,980,173	$(41,187,129)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not
Accounted for as	Futures	Swap
Hedging Instruments	contracts	contracts	Total

Credit contracts	$—	$(51,945)	$(51,945)
Equity contracts	3,867,525	2,441,360	6,308,885
Interest rate contracts	(189,950)	—	(189,950)

Total	$3,677,575	$2,389,415	$6,066,990

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
F28 | ACTIVE ALLOCATION FUND

     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
F29 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in
F30 | ACTIVE ALLOCATION FUND

structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/ or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
F31 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
F32 | ACTIVE ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Active Allocation Fund (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Allocation Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 23, 2010
F33 | ACTIVE ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 64.74% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $11,365,952 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2010, the maximum amount allowable but not less than $3,543 or 0.02% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | ACTIVE ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | ACTIVE ALLOCATION FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston, Jerry Webman and Caleb Wong, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds (including both fund of funds advised by the Manager and fund of funds advised by other investment advisers). The Board noted that the Fund’s one-year and three-year performance was below its peer group median. Based on its evaluation, the Board requested, and the Manager agreed that effective December 1, 2009 through September 30, 2010 (the “waiver period”), the Manager has voluntarily agreed to reduce its asset allocation fee rate by 0.02% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fifth quintile of the Fund’s Lipper peer group and by 0.01% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group as of November 30, 2009. However, if the Fund’s trailing one-year total return performance, as measured at the end of any calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the asset allocation fee waiver for subsequent quarters during the waiver
25 | ACTIVE ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
period will be reduced only by an annualized rate of 0.01% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the asset allocation fee reduction will be terminated effective the following business day. The asset allocation fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation growth fund of funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses (direct and indirect) are lower than its peer group median. The Board also noted that the Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.70% for Class N, and 1.20% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders. Based on the Board’s evaluation, the Manager agreed to a revised breakpoint schedule. Effective December 1, 2009 the Fund pays the Manager an asset allocation fee at the following annual rate that declines as the Fund’s assets grow: 0.10% of the first $3 billion of average annual net assets and 0.08% of average annual net assets in excess of $3 billion.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the
26 | ACTIVE ALLOCATION FUND

Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June and September 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
27 | ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
28 | ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 70	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex.
29 | ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex.
30 | ACTIVE ALLOCATION FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Webman, Wong, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President and Portfolio Manager (since 2009) Age: 51	Vice President of the Manager (since September 1997); a member of the Funds’ portfolio management team and a member of the Manager’s Asset Allocation Committee (since February 2009); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 60	Chief Economist (since 2006), Senior Vice President (since February 1996), Senior Investment Officer (since 1999) of the Manager and Director of the Manager’s Fixed Income Investments (1999-December 2008). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Caleb Wong, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 44	Vice President of the Manager (since June 1999); employed in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Director/Trustee and is an officer of 94 portfolios in the OppenheimerFunds complex.
31 | ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
32 | ACTIVE ALLOCATION FUND

January 31, 2010

# Equity Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2010, and are based on the total market value of investments.
9 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended January 31, 2010, Equity Investor Fund’s Class A shares (without sales charge) returned 44.42%, outperforming its benchmarks, the S&P 500 Index and the MSCI World Index, which returned 33.14% and 36.58%, respectively.
     Oppenheimer Global Fund’s Class Y shares, the Fund’s largest holding at period end, returned 48.22%, and outperformed the MSCI World Index in seven out of ten sectors during the reporting period. Relative performance was strongest within the consumer discretionary, information technology, energy, utilities, and consumer staples sectors. Better relative stock selection within consumer discretionary, information technology, energy and consumer staples benefited the underlying fund’s performance. The underlying fund’s overweight positions to consumer discretionary and information technology, two of the better performing sectors within the MSCI World Index, and underweight positions to energy and utilities, two of the weaker performing sectors of the Index, also contributed to results. The underlying fund underperformed the MSCI World Index within materials and financials, as a result of its underweight positions to the two strongest performing sectors of the Index, and underperformed in telecommunication services, due to weaker relative stock selection.
     The Fund’s second largest holding at period end, Oppenheimer Capital Appreciation Fund’s Class Y shares, returned 40.12%, and outperformed the Russell 1000 Growth Index during the reporting period, which returned 37.85%. The underlying fund’s overweight to financials, which was the strongest performing sector within the Russell 1000 Growth Index during the period, and its underweight to the weaker performing consumer staples sector contributed to relative performance. Stronger relative stock selection within the energy, information technology and telecommunication services sectors also benefited relative performance. The underlying fund underperformed within the materials and industrials sectors as a result of weaker relative stock selection, and within consumer discretionary due to its underweight position. An overweight position to health care also detracted from relative performance during the period.
     Class Y shares of Oppenheimer Main Street Fund, Oppenheimer Main Street Small Cap Fund and Oppenheimer Main Street Opportunity Fund accounted for approximately 30% of the Fund’s net assets at period end. Each outperformed the S&P 500 Index during the reporting period. Among the three, the largest holding for the Fund was in Oppenheimer Main Street Fund’s Class Y shares, which returned 36.42% and outperformed the S&P 500 Index
10 | EQUITY INVESTOR FUND

in seven out of ten sectors during the period. The underlying fund fared particularly well within the information technology, health care, materials and utilities sectors. An overweight position and better relative stock selection within the information technology sector, one of the better performing sectors of the S&P 500 Index, and underweight positions to the weaker performing health care and utilities sectors, contributed to results. Better relative stock selection and an overweight to materials benefited relative performance. The underlying fund underperformed primarily within financials and industrials, and experienced slight underperformance within energy. Within financials, the underlying fund underperformed as a result of its underweight position and weaker relative stock selection. The underlying fund’s underperformance within industrials was largely a result of weaker relative stock selection.
     Oppenheimer Main Street Small Cap Fund’s Class Y shares returned 48.93% during the reporting period, while the Russell 2000 Index returned 37.82%. The underlying fund outperformed the Russell 2000 Index in nine out of ten sectors, led by consumer discretionary, information technology, industrials and financials. The underlying fund’s performance versus the telecommunication services sector was roughly flat.
     Oppenheimer Main Street Opportunity Fund’s Class Y shares, which returned 40.73% during the period, outperformed the Russell 3000 Index, which returned 35.05%. The underlying fund outperformed the Russell 3000 Index in eight out of ten sectors, led by information technology, consumer discretionary, materials and health care. The underlying fund underperformed within financials and industrials.
     Oppenheimer Value Fund’s Class Y shares, the Fund’s fourth largest holding at period end, returned 33.81%, outperforming the Russell 1000 Value Index, which returned 31.44%. The underlying fund outperformed in seven out of ten sectors, led by stronger relative stock selection within energy, industrials, materials and consumer discretionary. The underlying fund underperformed primarily in financials and consumer staples.
     The Fund also had exposure to Oppenheimer Developing Markets Fund’s Class Y shares, and a smaller allocation to Oppenheimer Global Opportunities Fund’s Class Y shares, both of which produced strong results. Oppenheimer Developing Markets Fund’s Class Y shares produced a total return of 84.42%, versus the MSCI Emerging Markets Index, which returned 80.66%. The underlying fund outperformed the MSCI Emerging Markets Index in nine out of ten sectors, largely as a result of stronger relative stock selection within consumer staples. The underlying fund’s underweight position to utilities and health care, as well as its overweight position to information technology, the second strongest performing sector within the MSCI Emerging Markets Index, contributed to results. In addition to the underlying fund’s underweight to health care, stronger relative
11 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
stock selection also contributed to the underlying fund’s performance within the sector. The underlying fund underperformed within financials by a slight margin, due to weaker relative stock selection.
     Oppenheimer Global Opportunities Fund’s Class Y shares produced a total return of 84.51% during the reporting period, outperforming the MSCI World Index’s return of 36.58% by a substantial margin. The underlying fund outperformed the MSCI World Index in eight out of ten sectors. The bulk of the underlying fund’s outperformance stemmed from stronger relative stock selection and an overweight to position to information technology. Other strong performing sectors included health care, industrials, consumer staples, utilities and consumer discretionary.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from inception of the Classes on April 5, 2005 until January 31, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World IndexSM. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
12 | EQUITY INVESTOR FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
13 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | EQUITY INVESTOR FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
15 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | EQUITY INVESTOR FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
17 | EQUITY INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | EQUITY INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | EQUITY INVESTOR FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2009	January 31, 2010	January 31, 2010

Actual
Class A	$1,000.00	$1,095.00	$3.07
Class B	1,000.00	1,091.40	7.56
Class C	1,000.00	1,091.40	6.98
Class N	1,000.00	1,093.60	3.81
Class Y	1,000.00	1,097.80	0.26

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.28	2.96
Class B	1,000.00	1,018.00	7.30
Class C	1,000.00	1,018.55	6.74
Class N	1,000.00	1,021.58	3.68
Class Y	1,000.00	1,024.95	0.26
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended January 31, 2010 are as follows:

Class	Expense Ratios

Class A	0.58%
Class B	1.43
Class C	1.32
Class N	0.72
Class Y	0.05
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2010

	Shares	Value

Investment Companies—100.0%[1]
Global Equity Funds—35.7%
Oppenheimer Developing Markets Fund, Cl. Y	2,064,082	$55,420,614
Oppenheimer Global Fund, Cl. Y	2,127,522	109,567,408
Oppenheimer Global Opportunities Fund, Cl. Y	1,172,488	30,601,930

		195,589,952
Money Market Fund—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2]	284,387	284,387
U.S. Equity Funds—64.2%
Oppenheimer Capital Appreciation Fund, Cl. Y3	2,749,314	107,745,601
Oppenheimer Main Street Fund, Cl. Y	2,997,887	82,232,036
Oppenheimer Main Street Opportunity Fund, Cl. Y	2,547,450	27,359,616
Oppenheimer Main Street Small Cap Fund, Cl. Y	3,223,098	53,922,437
Oppenheimer Value Fund, Cl. Y	4,286,846	80,549,844

		351,809,534

Total Investments, at Value (Cost $641,899,129)	100.0%	547,683,873
Liabilities in Excess of Other Assets	0.0	(39,832)

Net Assets	100.0%	$547,644,041

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	January 31,	Gross	Gross	January 31,
	2009	Additions	Reductions	2010

Oppenheimer Capital Appreciation Fund, Cl. Y	2,443,260	413,749	107,695	2,749,314
Oppenheimer Developing Markets Fund, Cl. Y	1,051,398	1,076,723	64,039	2,064,082
Oppenheimer Global Fund, Cl. Y	1,987,573	245,992	106,043	2,127,522
Oppenheimer Global Opportunities Fund, Cl. Y	1,214,009	153,310	194,831	1,172,488
Oppenheimer Institutional Money Market Fund, Cl. E	—	41,118,575	40,834,188	284,387
Oppenheimer Main Street Fund, Cl. Y	2,698,904	414,039	115,056	2,997,887
Oppenheimer Main Street Opportunity Fund, Cl. Y	4,725,621	455,090	2,633,261	2,547,450
Oppenheimer Main Street Small Cap Fund, Cl. Y	3,122,674	365,300	264,876	3,223,098
Oppenheimer Value Fund, Cl. Y	3,761,980	688,641	163,775	4,286,846

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$107,745,601	$—	$2,039,695
Oppenheimer Developing Markets Fund, Cl. Y	55,420,614	356,041	1,563,421
Oppenheimer Global Fund, Cl. Y	109,567,408	929,291	3,793,328
Oppenheimer Global Opportunities Fund, Cl. Y	30,601,930	815,722	3,688,685
Oppenheimer Institutional Money Market Fund, Cl. E	284,387	3,369	—
Oppenheimer Main Street Fund, Cl. Y	82,232,036	1,153,104	2,324,166
Oppenheimer Main Street Opportunity Fund, Cl. Y	27,359,616	206,382	13,013,486
Oppenheimer Main Street Small Cap Fund, Cl. Y	53,922,437	263,812	2,617,434
Oppenheimer Value Fund, Cl. Y	80,549,844	1,373,791	2,151,884

	$547,683,873	$5,101,512	$31,192,099

F1 | EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

2.	Rate shown is the 7-day yield as of January 31, 2010.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$547,683,873	$—	$—	$547,683,873

Total Assets	$547,683,873	$—	$—	$547,683,873

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F2 | EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2010

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $641,899,129)	$547,683,873
Cash	407,441
Receivables and other assets:
Shares of beneficial interest sold	907,113
Dividends	15
Other	19,850

Total assets	549,018,292

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	857,963
Investments purchased	138,760
Distribution and service plan fees	117,668
Transfer and shareholder servicing agent fees	111,448
Shareholder communications	78,836
Trustees’ compensation	36,700
Other	32,876

Total liabilities	1,374,251

Net Assets	$547,644,041

Composition of Net Assets
Par value of shares of beneficial interest	$60,424
Additional paid-in capital	681,939,835
Accumulated net investment income	901,465
Accumulated net realized loss on investments	(41,042,427)
Net unrealized depreciation on investments	(94,215,256)

Net Assets	$547,644,041

F3 | EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $286,580,248 and 31,419,384 shares of beneficial interest outstanding)	$9.12
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.68
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,495,022 and 8,528,016 shares of beneficial interest outstanding)	$8.97
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $118,730,156 and 13,240,718 shares of beneficial interest outstanding)	$8.97
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $61,343,430 and 6,745,189 shares of beneficial interest outstanding)	$9.09
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,495,185 and 491,040 shares of beneficial interest outstanding)	$9.15
See accompanying Notes to Financial Statements.
F4 | EQUITY INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2010

Investment Income
Dividends from affiliated companies	$5,101,512
Interest	884
Other income	14,730

Total investment income	5,117,126

Expenses
Distribution and service plan fees:
Class A	600,461
Class B	667,915
Class C	1,027,759
Class N	260,541
Transfer and shareholder servicing agent fees:
Class A	690,432
Class B	255,645
Class C	310,020
Class N	122,437
Class Y	1,614
Shareholder communications:
Class A	85,272
Class B	34,784
Class C	32,323
Class N	5,101
Class Y	96
Trustees’ compensation	15,105
Custodian fees and expenses	2,710
Other	52,214

Total expenses	4,164,429
Less waivers and reimbursements of expenses	(36,719)

Net expenses	4,127,710

Net Investment Income	989,416

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(31,192,099)
Net change in unrealized depreciation on investments	189,841,524

Net Increase in Net Assets Resulting from Operations	$159,638,841

See accompanying Notes to Financial Statements.
F5 | EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2010	2009

Operations
Net investment income	$989,416	$2,205,646
Net realized gain (loss)	(31,192,099)	2,623,598
Net change in unrealized depreciation	189,841,524	(241,545,461)

Net increase (decrease) in net assets resulting from operations	159,638,841	(236,716,217)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,415,394)	(825,158)
Class B	—	—
Class C	—	—
Class N	(197,717)	(79,650)
Class Y	(38,688)	(22,569)

	(1,651,799)	(927,377)

Distributions from net realized gain:
Class A	(5,254,584)	(13,054,942)
Class B	(1,446,173)	(3,779,073)
Class C	(2,231,372)	(5,714,867)
Class N	(1,096,397)	(2,836,610)
Class Y	(77,561)	(141,786)

	(10,106,087)	(25,527,278)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	29,701,827	52,913,209
Class B	4,104,962	11,364,580
Class C	8,628,643	25,411,161
Class N	4,842,644	14,501,238
Class Y	1,591,328	1,230,807

	48,869,404	105,420,995

Net Assets
Total increase (decrease)	196,750,359	(157,749,877)
Beginning of period	350,893,682	508,643,559

End of period (including accumulated net investment income of $901,465 and $1,614,621, respectively)	$547,644,041	$350,893,682

See accompanying Notes to Financial Statements.
F6 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.46	$11.83	$12.63	$11.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	.04	.08	.38	.25	.22
Net realized and unrealized gain (loss)	2.84	(4.91)	(.65)	1.00	1.52

Total from investment operations	2.88	(4.83)	(.27)	1.25	1.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.03)	(.33)	(.18)	(.12)
Distributions from net realized gain	(.17)	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.22)	(.54)	(.53)	(.22)	(.14)

Net asset value, end of period	$9.12	$6.46	$11.83	$12.63	$11.60

Total Return, at Net Asset Value[3]	44.42%	(41.14)%	(2.45)%	10.85%	17.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,580	$180,042	$262,208	$173,539	$48,132

Average net assets (in thousands)	$244,278	$245,247	$239,348	$109,318	$17,321

Ratios to average net assets:[4]
Net investment income	0.52%	0.77%	2.87%	2.07%	2.47%
Total expenses[5]	0.58%	0.54%	0.45%	0.50%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.54%	0.45%	0.50%	0.68%

Portfolio turnover rate	11%	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.18%
Year Ended January 31, 2008	1.08%
Year Ended January 31, 2007	1.15%
Period Ended January 31, 2006	1.39%
See accompanying Notes to Financial Statements.
F7 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.38	$11.73	$12.54	$11.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.03)	(.01)	.26	.14	.16
Net realized and unrealized gain (loss)	2.79	(4.83)	(.63)	1.01	1.50

Total from investment operations	2.76	(4.84)	(.37)	1.15	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.24)	(.12)	(.09)
Distributions from net realized gain	(.17)	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.17)	(.51)	(.44)	(.16)	(.11)

Net asset value, end of period	$8.97	$6.38	$11.73	$12.54	$11.55

Total Return, at Net Asset Value[3]	43.19%	(41.58)%	(3.23)%	9.97%	16.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,495	$51,358	$79,187	$59,406	$19,078

Average net assets (in thousands)	$66,935	$71,695	$75,204	$38,569	$7,050

Ratios to average net assets:[4]
Net investment income (loss)	(0.33)%	(0.07)%	1.98%	1.19%	1.83%
Total expenses[5]	1.45%	1.36%	1.25%	1.31%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.36%	1.25%	1.31%	1.50%

Portfolio turnover rate	11%	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	2.17%
Year Ended January 31, 2009	2.00%
Year Ended January 31, 2008	1.88%
Year Ended January 31, 2007	1.96%
Period Ended January 31, 2006	2.22%
See accompanying Notes to Financial Statements.
F8 | EQUITY INVESTOR FUND

Class C Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.37	$11.72	$12.53	$11.54	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	— [3]	.28	.14	.15
Net realized and unrealized gain (loss)	2.79	(4.84)	(.64)	1.01	1.51

Total from investment operations	2.77	(4.84)	(.36)	1.15	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.25)	(.12)	(.10)
Distributions from net realized gain	(.17)	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.17)	(.51)	(.45)	(.16)	(.12)

Net asset value, end of period	$8.97	$6.37	$11.72	$12.53	$11.54

Total Return, at Net Asset Value[4]	43.41%	(41.62)%	(3.15)%	10.00%	16.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,730	$77,667	$110,383	$70,691	$20,034

Average net assets (in thousands)	$102,982	$103,851	$98,098	$45,312	$6,131

Ratios to average net assets:[5]
Net investment income (loss)	(0.26)%	0.01%	2.15%	1.23%	1.71%
Total expenses[6]	1.35%	1.31%	1.23%	1.29%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.31%	1.23%	1.29%	1.45%

Portfolio turnover rate	11%	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.95%
Year Ended January 31, 2008	1.86%
Year Ended January 31, 2007	1.94%
Period Ended January 31, 2006	2.17%
See accompanying Notes to Financial Statements.
F9 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.44	$11.80	$12.60	$11.59	$10.00

Income (loss) from investment operations:
Net investment income[2]	.03	.06	.35	.29	.24
Net realized and unrealized gain (loss)	2.82	(4.90)	(.65)	.94	1.49

Total from investment operations	2.85	(4.84)	(.30)	1.23	1.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.01)	(.30)	(.18)	(.12)
Distributions from net realized gain	(.17)	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.20)	(.52)	(.50)	(.22)	(.14)

Net asset value, end of period	$9.09	$6.44	$11.80	$12.60	$11.59

Total Return, at Net Asset Value[3]	44.18%	(41.30)%	(2.63)%	10.67%	17.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,344	$39,757	$54,336	$35,652	$5,608

Average net assets (in thousands)	$52,200	$52,669	$48,745	$18,874	$1,717

Ratios to average net assets:[4]
Net investment income	0.31%	0.59%	2.67%	2.47%	2.62%
Total expenses[5]	0.76%	0.72%	0.68%	0.69%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.72%	0.68%	0.69%	0.78%

Portfolio turnover rate	11%	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.31%
Year Ended January 31, 2007	1.34%
Period Ended January 31, 2006	1.48%
See accompanying Notes to Financial Statements.
F10 | EQUITY INVESTOR FUND

Class Y Year Ended January 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.48	$11.88	$12.67	$11.61	$10.00

Income (loss) from investment operations:
Net investment income[2]	.10	.15	.43	.29	.24
Net realized and unrealized gain (loss)	2.83	(4.96)	(.64)	1.03	1.52

Total from investment operations	2.93	(4.81)	(.21)	1.32	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.08)	(.38)	(.22)	(.13)
Distributions from net realized gain	(.17)	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.26)	(.59)	(.58)	(.26)	(.15)

Net asset value, end of period	$9.15	$6.48	$11.88	$12.67	$11.61

Total Return, at Net Asset Value[3]	45.03%	(40.84)%	(2.00)%	11.42%	17.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,495	$2,070	$2,530	$2,021	$711

Average net assets (in thousands)	$3,087	$2,596	$2,508	$1,267	$331

Ratios to average net assets:[4]
Net investment income	1.23%	1.49%	3.25%	2.46%	2.67%
Total expenses[5]	0.07%	0.03%	0.02%	0.03%	0.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.07%	0.03%	0.02%	0.03%	0.27%

Portfolio turnover rate	11%	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2010	0.79%
Year Ended January 31, 2009	0.67%
Year Ended January 31, 2008	0.65%
Year Ended January 31, 2007	0.68%
Period Ended January 31, 2006	0.99%
See accompanying Notes to Financial Statements.
F11 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies
F12 | EQUITY INVESTOR FUND

used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments
F13 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends. The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$937,119	$—	$14,379,045	$120,878,638

1.	As of January 31, 2010, the Fund had $14,379,045 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of January 31, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$14,379,045

2.	During the fiscal year ended January 31, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended January 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$28	$50,773	$50,801
F14 | EQUITY INVESTOR FUND

The tax character of distributions paid during the years ended January 31, 2010 and January 31, 2009 was as follows:

	Year Ended	Year Ended
	January 31, 2010	January 31, 2009

Distributions paid from:
Ordinary income	$1,651,771	$1,117,011
Long-term capital gain	10,106,087	25,337,644
Return of capital	—	—

Total	$11,757,858	$26,454,655

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$668,562,511

Gross unrealized appreciation	$1,170,074
Gross unrealized depreciation	(122,048,712)

Net unrealized depreciation	$(120,878,638)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,400
Payments Made to Retired Trustees	2,775
Accumulated Liability as of January 31, 2010	22,825
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not
F15 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F16 | EQUITY INVESTOR FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	9,294,329	$75,215,517	9,577,114	$96,269,439
Dividends and/or distributions reinvested	683,481	6,493,315	1,936,747	13,421,595
Redeemed	(6,426,456)	(52,007,005)	(5,806,832)	(56,777,825)

Net increase	3,551,354	$29,701,827	5,707,029	$52,913,209

Class B
Sold	2,042,368	$16,159,548	2,415,258	$24,043,587
Dividends and/or distributions reinvested	152,226	1,421,781	539,589	3,696,157
Redeemed	(1,719,644)	(13,476,367)	(1,649,859)	(16,375,164)

Net increase	474,950	$4,104,962	1,304,988	$11,364,580

Class C
Sold	4,049,309	$31,989,806	4,607,995	$44,782,206
Dividends and/or distributions reinvested	233,807	2,183,507	815,080	5,575,207
Redeemed	(3,231,711)	(25,544,670)	(2,652,636)	(24,946,252)

Net increase	1,051,405	$8,628,643	2,770,439	$25,411,161

Class N
Sold	2,434,609	$19,781,223	2,741,039	$27,060,932
Dividends and/or distributions reinvested	119,104	1,127,917	367,981	2,542,752
Redeemed	(1,978,220)	(16,066,496)	(1,545,096)	(15,102,446)

Net increase	575,493	$4,842,644	1,563,924	$14,501,238

Class Y
Sold	250,671	$2,212,228	230,709	$2,489,084
Dividends and/or distributions reinvested	12,062	114,954	23,640	164,296
Redeemed	(91,215)	(735,854)	(147,821)	(1,422,573)

Net increase	171,518	$1,591,328	106,528	$1,230,807

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$87,095,394	$49,843,425
F17 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended January 31, 2010 was 0.60%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2010, the Fund paid $1,320,880 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or
F18 | EQUITY INVESTOR FUND

by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$1,594,325
Class C	1,296,227
Class N	687,283
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2010	$472,206	$2,666	$153,336	$13,188	$1,095
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of daily net assets will not exceed the following annual rates: 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended January 31, 2010, the Manager waived fees and/or reimbursed the Fund $1,199 for Class B shares. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
F19 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
During the year ended January 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$5,300
Class B	24,695
Class C	5,425
Class N	100
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F20 | EQUITY INVESTOR FUND

     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
F21 | EQUITY INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Equity Investor Fund (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Investor Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2010
F22 | EQUITY INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.17207 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2009. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $4,541,582 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2010, the maximum amount allowable but not less than $173 or 0.01% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | EQUITY INVESTOR FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston and Jerry Webman, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global multi-cap core funds (including both fund of funds advised by the Manager and fund of funds advised by other investment advisers). The Board noted that the Fund’s one-year performance was better than its peer group median although its three-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other global multi-cap core, global multi-cap growth, and international multi-cap core fund of funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses
23 | EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
(direct and indirect) are lower than its peer group median. The Board also noted that the Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.70% for Class N, and 1.20% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June and September 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
24 | EQUITY INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 70	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex.
26 | EQUITY INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex.
27 | EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Webman, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President and Portfolio Manager (since 2009) Age: 51	Vice President of the Manager (since September 1997); a member of the Funds’ portfolio management team and a member of the Manager’s Asset Allocation Committee (since February 2009); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 60	Chief Economist (since 2006), Senior Vice President (since February 1996), Senior Investment Officer (since 1999) of the Manager and Director of the Manager’s Fixed Income Investments (1999-December 2008). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Director/Trustee and is an officer of 94 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.
28 | EQUITY INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
29 | EQUITY INVESTOR FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $75,300 in fiscal 2010 and $78,300 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $269,540 in fiscal 2010 and $255,000 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $35,500 in fiscal 2010 and $16,000 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $305,040 in fiscal 2010 and $271,000 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a)	Not applicable.

b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Portfolio Series

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	03/08/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	03/08/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	03/08/2010